                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  iMALL, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                                  IMALL, INC.
                             233 WILSHIRE BOULEVARD
                                   SUITE 820
                         SANTA MONICA, CALIFORNIA 90401

                                January 11, 1999

To Our Stockholders:

     You are cordially invited to the Special Meeting of Stockholders (the "Special Meeting") of iMALL, Inc. (the "Company") to be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California, on Friday, February 5, 1999 at 9 a.m. local time.

     The formal Notice of the Special Meeting and Proxy Statement describing the matters to be acted upon at the Special Meeting are contained in the following pages. Stockholders also are entitled to vote on any other matters which properly come before the meeting.

     Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Special Meeting even if you are unable to attend the Special Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Special Meeting.

     WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                          Sincerely,

                                          /s/ Anthony P. Mazzarella

                                          Anthony P. Mazzarella
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary

                                  IMALL, INC.
                             233 WILSHIRE BOULEVARD
                                   SUITE 820
                         SANTA MONICA, CALIFORNIA 90401

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 5, 1999

To our Stockholders:

     Our Board of Directors has called a Special Meeting of Stockholders to be held on Friday, February 5, 1999, at 9 a.m. at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California (the "Special Meeting") for the following purposes:

     1. To consider and vote upon a proposal to approve the issuance to First Data Merchant Services Corporation (or certain successors or permitted transferees) of (A) 460,000 shares of iMALL's common stock, (B) a warrant to purchase 5,000,000 shares (subject to certain antidilution adjustments) of iMALL's common stock, and (C) the shares of iMALL's common stock issuable upon the exercise of such warrant, in each case pursuant to the terms of the Investment Agreement dated as of October 30, 1998 between iMALL and First Data; and

     2. To transact other business, if any, which may be properly brought before the Special Meeting.

     You are cordially invited to attend the Special Meeting. Please carefully read the attached Proxy Statement for information about the matters to be considered and acted upon at the Special Meeting

     If you were a stockholder at the close of business on January 4, 1999, you may vote at the Special Meeting.

     Whether or not you intend to attend the Special Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. If you attend the Special Meeting, you may withdraw your proxy and vote in person.

                                          By order of the Board of Directors,

                                          /s/ Anthony P. Mazzarella

                                          Anthony P. Mazzarella
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary

Santa Monica, California
January 11, 1999

                                  IMALL, INC.
                             233 WILSHIRE BOULEVARD
                                   SUITE 820
                         SANTA MONICA, CALIFORNIA 90401
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON FEBRUARY 5, 1999

BACKGROUND

     On October 30, 1998, iMALL, Inc. (which we will refer to as "we," "us" or the "Company") and First Data Merchant Services Corporation (which we will abbreviate as "First Data") entered into an Investment Agreement (the "Investment Agreement") and other related agreements which provide for the purchase of our securities by First Data and the joint marketing of our Internet commerce services. Pursuant to the Investment Agreement:

     - First Data purchased 1,540,000 shares of our common stock;

     - we agreed to issue and sell to First Data an additional 460,000 shares of our common stock, subject to your approval and certain other conditions; and

     - we agreed to issue to First Data, upon the achievement of certain performance objectives by First Data, a warrant to purchase up to 5,000,000 shares of our common stock, subject to your approval and certain other conditions.

     The rules of the National Association of Securities Dealers, Inc. (which is commonly referred to as the "NASD") require that we obtain your approval prior to issuing greater than 20% of our outstanding common stock at a price below its market value. The initial purchase by First Data represented less than 20% of our common stock, but the proposed sale of an additional 460,000 shares, when combined with the initial purchase, would represent greater than 20% of our common stock. Because the price of the additional shares at the time of sale and the exercise price of the warrant at the time of its issuance or exercise may be below the market price of our common stock, we are required by the rules of the NASD, and we have agreed in the Investment Agreement, to obtain your approval before issuing the additional shares or the warrant. (See "Description of the Transactions" below for a detailed description of the Investment Agreement and the other agreements we entered into with First Data).

     Our Board of Directors has therefore called a Special Meeting of Stockholders to be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California, on February 5, 1999, at 9 a.m. (local time), and any other dates or times to which the meeting may be adjourned. The Board of Directors has sent you this Proxy Statement to solicit your proxy to vote on your behalf at the Special Meeting. Only stockholders of record as of the close of business on January 4, 1999 will be entitled to notice of, and to vote at, the Special Meeting. Our Board of Directors is first sending this Proxy Statement and the accompanying form of proxy to our stockholders on or about January 12, 1999.

     At the Special Meeting, we will ask you:

     - to consider and vote upon a proposal (the "Proposal") to approve the issuance to First Data (or certain successors or transferees permitted by the Investment Agreement) of: (A) 460,000 shares of our common stock, (B) a warrant to purchase up to 5,000,000 shares (subject to certain antidilution adjustments) of our common stock, and (C) the shares of our common stock issuable upon the exercise of the warrant, in each case pursuant to the terms of the Investment Agreement; and

     - to transact other business, if any, that may properly come before the Special Meeting.

     In the event you do not approve the Proposal, the Investment Agreement requires us to pay to First Data the sum of (i) $1,000,000 and (ii) the product of (A) 460,000 and (B) the positive difference between the closing price of our common stock on the Termination Date (as that term is defined in the Investment Agreement) and $7.00.

     We will pay all expenses incurred in this proxy solicitation. We have hired MacKenzie Partners, Inc. to assist us in soliciting proxies for a fee of $3,500 plus out of pocket expenses. We also may make additional solicitations by telephone, facsimile, e-mail, or other forms of communication. Brokers, banks and others who hold our stock for beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners.

     We have entered into a Stockholders Agreement with First Data and Messrs. Richard Rosenblatt, Mark Comer and Craig Pickering, pursuant to which Messrs. Rosenblatt, Comer and Pickering have agreed to vote all of their shares of our capital stock in favor of the Proposal. As of January 4, 1999, Messrs. Rosenblatt, Comer and Pickering beneficially owned an aggregate of 3,933,333 shares of our common stock, which represented 22.9% of the voting power at the special meeting.

     Our Board of Directors has approved the Investment Agreement, and believes that it is desirable and in the best interest of the Company to issue and sell its securities as provided therein. Our Board of Directors strongly urges the stockholders to approve the Proposal.

INFORMATION ABOUT VOTING

     If you are a stockholder of record as of January 4, 1999, you may vote your shares:

     - By Proxy: You may vote by completing, signing and dating the enclosed proxy card and returning it to us by mail. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card, your "proxies," will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted FOR the approval of the Proposal, and, in the discretion of your proxy, on any other matter that may be properly brought before the meeting. You may revoke your proxy at any time before it is voted at the meeting by sending a written notice to our Secretary (at the address at the top of the page) that you have revoked the proxy, by providing a later dated proxy, or by voting in person at the Special Meeting.

     - In Person: You may attend the Special Meeting and vote in person.

     If you held your shares in an account with a bank or broker or other entity on the record date, please follow the instructions given to you on your ballot regarding casting your vote.

VOTING RIGHTS AND RECORD DATE

     At the close of business on January 4, 1999, we had 10,858,452 shares of common stock, par value $.008 per share ("Common Stock") outstanding, and 3,942,799 shares of Series A 9% Convertible Preferred Stock outstanding. As of January 4, 1999, each share of Series A 9% Convertible Preferred Stock would have been convertible into 1.389 shares of Common Stock. Each stockholder entitled to vote at the Special Meeting may cast in person or by proxy one vote for each share of Common Stock and 1.389 votes for each share of Series A 9% Convertible Preferred Stock held by such stockholder. The total number of votes entitled to be cast at the Special Meeting is 16,335,000. Only stockholders of record at the close of business on Monday, January 4, 1999, will be entitled to vote.

QUORUM AND REQUIRED VOTES

     Holders of a majority of the outstanding shares of iMALL must be present in person or by proxy in order for a quorum to be present. The approval of the Proposal will require the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes will be counted toward the quorum requirement, but will not be counted as votes cast on a matter. In accordance with NASD requirements, the 1,540,000 shares of Common Stock owned by First Data will be counted toward the quorum requirement, but will not be counted as votes cast on the approval of the Proposal.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

DIRECTORS AND OFFICERS

     This table shows the beneficial ownership of Common Stock and Series A 9% Convertible Preferred Stock as of January 4, 1999, by each director, each executive officer, and all directors and executive officers as a group. Unless stated otherwise in the notes to the table, each person named below has sole authority to vote and dispose of the shares shown. Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, in calculating percentage ownership, each person named below is deemed to beneficially own securities that such person has the right to acquire within sixty days through the exercise of any option or warrant or through the conversion of any security, but securities subject to options, warrants or conversion rights owned by others (even if exercisable or convertible within sixty days) are not deemed to be outstanding shares.

                                         SHARES BENEFICIALLY OWNED             PERCENT OF CLASS(1)
                                      -------------------------------    -------------------------------
                                                        SERIES A 9%                        SERIES A 9%
                                                        CONVERTIBLE                        CONVERTIBLE
NAME AND ADDRESS OF BENEFICIAL OWNER  COMMON STOCK    PREFERRED STOCK    COMMON STOCK    PREFERRED STOCK
------------------------------------  ------------    ---------------    ------------    ---------------
Richard M. Rosenblatt..............    1,798,333(2)             --          16.30%              --
233 Wilshire Boulevard Suite 820
Santa Monica, California 90401
Anthony P. Mazzarella..............      433,782(3)             --           3.86%              --
233 Wilshire Boulevard Suite 820
Santa Monica, California 90401
Philip J. Windley..................      185,449(4)             --           1.70%              --
5314 North 250 West #110
Provo, Utah 84604
Steven E. Rossow...................       70,313(5)             --              *               --
233 Wilshire Boulevard Suite 820
Santa Monica, California 90401
Stephen W. Fulling.................       58,542(6)             --              *               --
5314 North 250 West #110
Provo, Utah 84604
Daniel S. Odette...................           --                --             --               --
233 Wilshire Boulevard Suite 820
Santa Monica, California 90401
Marshall S. Geller.................      375,598(7)             --           3.37%              --
1875 Century Park East Suite 2200
Los Angeles, California 90067
Harold S. Blue.....................       46,267(8)         12,500              *                *
2501 Davie Road
Ft. Lauderdale, Florida 33317
Leonard M. Schiller................       58,153(9)         18,750              *                *
33 N. Dearborn, #1030
Chicago, Illinois 60602
Howard A. Goldberg.................       25,000(10)            --              *               --
1300 Atlantic Avenue, #800
Atlantic City, New Jersey 08401
Richard H. Rogel...................      206,345(11)        62,500           1.88%            1.59%
56 Rosecrown
Avon, California 81620
John F. Duncan.....................    1,540,000(12)            --          14.18%              --
265 Broad Hallow Road
Melville, New York 11747
All directors and executive officers
  as a group (12 persons)..........    4,797,782            93,750          40.21%            2.38%

---------------
  *  Less than one percent

 (1) Calculations based upon 10,858,452 shares of Common Stock and 3,942,799 shares of Series A 9% Convertible Stock issued and outstanding on January 4, 1999.

 (2) Includes 125,000 shares issuable upon currently exercisable options and 48,333 shares issuable upon options exercisable within the next sixty days. Does not include 1,500,000 shares issuable upon the exercise of options to Commonwealth Associates and its affiliates with respect to which Mr. Rosenblatt is the beneficiary of a proxy.

 (3) Includes 125,000 shares issuable upon currently exercisable warrants, 125,000 shares issuable upon currently exercisable options and 128,333 shares and 4,167 shares issuable upon options and warrants, respectively, exercisable within the next sixty days.

 (4) Includes 62,500 shares issuable upon currently exercisable options and 9,375 shares issuable upon options exercisable within the next sixty days.

 (5) Consists of 62,500 shares issuable upon currently exercisable options and 7,813 shares issuable upon options exercisable within the next sixty days.

 (6) Consists of 43,334 shares issuable upon currently exercisable options and 15,208 shares issuable upon options exercisable within the next sixty days.

 (7) Includes 240,000 shares issuable upon currently exercisable warrants, 12,500 shares issuable upon currently exercisable options, 8,333 shares issuable upon warrants exercisable within sixty days and 12,500 shares issuable upon options exercisable within the next sixty days.

 (8) Consists of 17,361 shares issuable upon conversion of Series A 9% Convertible Preferred Stock, 12,500 shares issuable upon currently exercisable options, 3,906 shares issuable upon warrants exercisable within sixty days and 12,500 shares issuable upon options exercisable within the next sixty days.

 (9) Consists of 26,044 shares issuable upon conversion of Series A 9% Convertible Preferred Stock, 12,500 shares issuable upon currently exercisable options, 7,109 shares issuable upon warrants exercisable within sixty days and 12,500 shares issuable upon options exercisable within the next sixty days.

(10) Consists of 12,500 shares issuable upon currently exercisable options and 12,500 shares issuable upon options exercisable within the next sixty days.

(11) Includes 12,500 shares issuable upon currently exercisable options, 86,813 shares issuable upon conversion of Series A 9% Convertible Preferred Stock, 19,532 shares issuable upon warrants exercisable within sixty days and 12,500 shares issuable upon options exercisable within the next sixty days.

(12) Represents 1,540,000 shares beneficially owned by First Data Merchant Services Corporation. Mr. Duncan disclaims beneficial ownership of such shares.

CERTAIN BENEFICIAL OWNERS

     The following persons are known by us to own more than five percent of the outstanding Common Stock and Series A 9% Convertible Preferred Stock, other than directors, director nominees and executive officers, who are listed in the table above under "-- Directors and Officers." Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, in calculating percentage ownership, each person named below is deemed to beneficially own securities that such person has the right to acquire within sixty days through the exercise of any option or warrant or through the conversion of any security, but securities subject to options, warrants or conversion rights owned by others (even if exercisable or convertible within sixty days) are not deemed to be outstanding shares.

                                            SHARES BENEFICIALLY OWNED          PERCENT OF CLASS(1)
                                         -------------------------------    -------------------------
                                                           SERIES A 9%                  SERIES A 9%
                                                           CONVERTIBLE      COMMON      CONVERTIBLE
 NAME AND ADDRESS OF BENEFICIAL OWNER    COMMON STOCK    PREFERRED STOCK    STOCK     PREFERRED STOCK
 ------------------------------------    ------------    ---------------    ------    ---------------
Mark R. Comer..........................      859,999               --        7.92%            --
233 Wilshire Boulevard, Suite 820
Santa Monica, California 90401
Craig R. Pickering.....................    1,275,001(2)            --       11.73%            --
1185 South Mike Jense Circle
Provo, Utah 84601
Michael S. Falk........................    1,234,492(3)        43,600       10.29%             *
830 Third Avenue
New York, New York 10022
First Data Merchant Services
  Corporation..........................    1,540,000(4)            --       14.18%            --
6200 South Quebec Street
Englewood, Colorado 80111
Cramer Rosenthal McGlynn Inc...........    2,757,516(5)     1,127,500       21.82%         28.60%
707 Westchester Avenue
White Plains, New York 10604

---------------
 *  Less than one percent

(1) Calculations based upon 10,858,452 shares of Common Stock and 3,942,799 shares of Series A Convertible Stock issued and outstanding on January 4, 1999.

(2) Includes 12,500 shares issuable upon currently exercisable options.

(3) Includes 722,499 shares and 343,307 shares issuable upon currently exercisable warrants owned by Commonwealth Associates and Michael Falk, respectively. Mr. Falk is the Chairman and controlling equity owner of Commonwealth Management Co., Inc., the corporate general partner of Commonwealth Associates. Also includes (i) 60,560 shares issuable upon the conversion of 43,600 shares of Series A 9% Convertible Preferred Stock of which Mr. Falk directly owns 37,500 shares and The Falk Family Foundation, a charitable trust for which Mr. Falk serves as trustee, owns 6,100 shares and
    (ii) 15,625 shares issuable upon warrants exercisable within the next sixty days of which Mr. Falk directly owns 11,719 and the Falk Family Foundation owns 3,906.

(4) Does not include (a) 460,000 shares of Common Stock which the Company has agreed to issue to First Data upon approval by the stockholders of the Proposal for a cash price of $7.00 per share and (b) 5,000,000 shares issuable upon exercise of a warrant at an exercise price of $17.00 per share. The warrant has not been issued to First Data and will be earned and issued only if, before the second anniversary of the successful testing of the systems and technologies provided by the Company to logistically support the Company's Internet shopping mall to be used by First Data, First Data has implemented either 25,000 merchant web sites using the Company's e-commerce services or 50,000 total merchant web sites using any of the Company's products or services. Issuance of the warrant also is subject to approval by the stockholders of the Proposal. Please see the section below entitled "Description of Transactions" for a further discussion of the issuance of Common Stock and the warrant to First Data.

(5) Consists of (i) 828,350 shares owned by third parties of which Cramer Rosenthal McGlynn, LLC, a registered investment advisor ("CRM LLC"), has the sole voting and investment power; (ii) 436,146 shares issuable upon conversion of Series A 9% Convertible Preferred Stock of which CRM LLC has the sole voting and investment power; (iii) 78,125 shares issuable upon warrants exercisable within the next sixty days of which CRM LLC has the sole voting and investment power; (iv) 148,224 shares owned by limited partnerships and limited liability companies of which Cramer Rosenthal McGlynn Inc. ("CRM Inc.") is a partner or member and has the sole voting and investment power; (v) 1,129,952 shares issuable upon conversion of Series A 9% Convertible Preferred Stock owned by limited partnerships and limited liability companies of which CRM Inc. is the general partner or managing member and has the sole voting and investment power; and (vi) 136,719 shares issuable upon the exercise of warrants exercisable within the next sixty days owned by limited partnerships and limited liability companies of which CRM Inc. is the general partner or managing member and has the sole voting and investment power. CRM Inc. owns in excess of 50% of the membership interest of CRM LLC.

                                  THE PROPOSAL

     The Proposal you are being asked to vote on at the Special Meeting is to approve the issuance to First Data (or certain successors or transferees permitted by the Investment Agreement) pursuant to the terms of the Investment Agreement of:

     - 460,000 shares of the Company's Common Stock at a price per share of $7.00;

     - a warrant to purchase up to 5,000,000 shares (subject to certain antidilution adjustments) of the Company's Common Stock with an exercise price of $17.00 per share (subject to certain antidilution adjustments), provided that First Data meets certain performance requirements, all as set forth in the Investment Agreement; and

     - any and all shares issuable upon exercise of the warrant.

     In the event that the Company's stockholders do not approve the Proposal, the Investment Agreement requires the Company to pay to First Data the sum of
(i) $1,000,000 and (ii) the product of (A) 460,000 and (B) the positive difference between the closing price of the Common Stock on the Termination Date (as defined in the Investment Agreement) and $7.00.

     Below, we summarize the terms of the Investment Agreement and related agreements with First Data, describe the terms of the warrant and describe the NASD rules that require us to seek the approval of the Company's stockholders.

DESCRIPTION OF TRANSACTIONS

     On October 30, 1998, the Company entered into agreements with First Data, relating to the issuance of Common Stock and a warrant to purchase shares of Common Stock of the Company to First Data and the joint marketing of certain Internet commerce services by the Company and First Data. Mr. John F. Duncan is Executive Vice President of Business Development of First Data. First Data has designated Mr. Duncan to serve as its representative on the Company's Board of Directors and Mr. Duncan was elected as a director at the Company's annual meeting of stockholders held on December 31, 1998.

  Investment Agreement

     Under the terms of the Investment Agreement, First Data purchased 1,540,000 shares of Common Stock at a cash price of $7.00 per share and, subject to approval by the stockholders of the Company of the Proposal and certain other conditions, will purchase an additional 460,000 shares of Common Stock at a cash price of $7.00 per share. The Company intends to issue the additional 460,000 shares on the second business day after the stockholders approve the Proposal. Immediately after its initial purchase of 1,540,000 shares of Common Stock, First Data held 16.6% of the Common Stock of the Company then outstanding, and 7.4% of such Common Stock on a fully diluted basis after giving effect to the exercise or conversion of all then outstanding warrants, options and convertible securities. After giving effect to the anticipated purchase by First Data of the additional 460,000 shares of Common Stock, First Data would have held at such time 21.5% of the Common Stock of the Company then outstanding, and 9.6% of such Common Stock on a fully diluted basis after giving effect to the exercise or conversion of all then outstanding warrants, options and convertible securities. As of January 4, 1999, the additional 460,000 shares represent 4.2% of the Common Stock of the Company then outstanding and 2.1% of such Common Stock on a fully diluted basis after giving effect to the exercise or conversion of all then outstanding warrants, options and convertible securities.

     The Investment Agreement further provides that First Data (or certain successors or permitted transferees) may, subject to approval by the stockholders of the Proposal, earn a warrant (the "Warrant") to purchase up to 5,000,000 shares of Common Stock at an exercise price of $17.00 per share, subject to adjustment as described below under "Description of Warrant -- Adjustments." The Company will issue the Warrant if at any time prior to the date that is two years after the successful testing of the systems and technologies provided by the Company to logistically support the Company's Internet shopping mall to be used by First Data (the "Issue Date"), First Data has implemented either 25,000 merchant web sites using the Company's e-commerce services or 50,000 total merchant web sites using any of the Company's products or services. The Investment Agreement also provides that First Data will be subject to certain standstill restrictions and will be restricted from acquiring voting securities of the Company if, as a result of such acquisition, First Data together with its affiliates and certain transferees of First Data would own, in the aggregate more than 39.9% of the Company's voting securities as calculated pursuant to the terms of the Investment Agreement

     The Investment Agreement requires the Company to use, and the Company intends to use, the net proceeds from the sale to First Data of the 1,540,000 shares of Common Stock, and the proposed sale of 460,000 shares of Common Stock, for activities related to (i) the Internet mall sites to be jointly developed by the Company and First Data, (ii) the Company's electronic commerce solutions designed so as to benefit First Data and (iii) such other purposes upon which the Company and First Data agree. Under the terms of the Investment Agreement, the warrant will only be issued to First Data upon the achievement of certain performance objectives by First Data, as described above. Accordingly, the Board of Directors will determine the appropriate use of proceeds, if any, from the exercise of the warrant if and when the warrant is issued and First Data exercises the warrant.

     In the event that the Company's stockholders do not approve the Proposal, the Investment Agreement requires the Company to pay to First Data the sum of
(i) $1,000,000 and (ii) the product of (A) 460,000 and (B) the positive difference between the closing price of the Common Stock Termination Date (as defined in the Investment Agreement) and $7.00.

  Description of Warrant.

     General. The Warrant, when exercised, will entitle the holder thereof (the "Holder") to receive 5,000,000 shares of Common Stock (the "Warrant Shares"), at an exercise price of $17.00 per share, subject to adjustment (the "Exercise Price"). The Exercise Price and the number of Warrant Shares are both subject to adjustment in certain cases referred to below. As of January 4, 1999, assuming the Warrant was issued and exercisable, First Data would be entitled to purchase shares of Common Stock representing approximately 22.7% of the Common Stock (in addition to the 7.0% of Common Stock then owned by First Data) on a fully diluted basis (assuming exercise of all outstanding warrants and conversion of all shares of Series A Convertible Preferred Stock). The Warrant will be exercisable at any time on or after the Issue Date. Unless exercised, the Warrant will automatically expire at 5:00 p.m. New York City time on October 30, 2003 (the "Expiration Date").

     Payment of the Exercise Price may be made at the Holder's election (i) in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check, or (ii) with the consent of the Company, by reducing the number of shares of Common Stock issuable to the Holder by a number of shares of Common Stock that have a Fair Market Value (as defined below) equal to the Exercise Price which otherwise would have been paid. Upon surrender of the warrant certificate and payment of the Exercise Price, the Company will deliver, to or upon the written order of such Holder, appropriate evidence of ownership of whole Warrant Shares or other securities or property to which the Holder is entitled. If the Holder exercises the Warrant in part, a new warrant certificate will be issued for the remaining number of Warrant Shares.

     No fractional Warrant Shares will be issued upon exercise of the Warrant unless the Company has combined or reclassified the outstanding shares of Common Stock into a smaller number of shares, to which combination or reclassification the Holder of the Warrant has not consented and provided a written waiver of its right to receive fractional shares. The Company will pay to the Holder of the Warrant at the time of exercise an amount in cash equal to the current market value of any such fractional Warrant Shares less a corresponding fraction of the Exercise Price.

     No Holder of the Warrant, by virtue of holding the Warrant, will have the right to vote on matters submitted to the stockholders of the Company and will have no right to receive dividends. No Holder of the Warrant, by virtue of holding the Warrant, will be entitled to share in the assets of the Company in the event of liquidation, dissolution or the winding up of the Company.

     Redemption. The Warrant may be redeemed, at the option of the Company, at a redemption price equal to 0.266 shares of Common Stock (subject to adjustment as provided below) per Warrant Share if the closing price of the Common Stock is equal to or exceeds $25.50, subject to adjustment as provided below (the "Target Price"), for at least twenty out of thirty consecutive trading days ending not more than thirty days prior to the date on which the Company furnishes notice of the redemption to the Holder. To redeem the Warrant, the Company is required to furnish a notice of redemption to the Holder specifying the redemption price and the date fixed for redemption (the "Redemption Date") at least 90 days prior to the Redemption Date. Any right to exercise the Warrant will terminate at 5:00 p.m. New York City time on the business day immediately preceding the Redemption Date. If the Warrant is not exercised prior to the Redemption Date, the Company will deliver, to or upon the written order of such Holder, the shares of Common Stock constituting the redemption price. On and after the Redemption Date, the Warrant shall confer on the Holder no rights except the right to receive the redemption price.

     If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock by one or more stock dividends, stock splits or reverse stock splits, the Target Price and the redemption price per Warrant Share will be proportionately adjusted to reflect such event. If, prior to the date immediately preceding the Redemption Date the Holder is not entitled to exercise any portion of the Warrant due to its failure to receive any third party approval or the existence of any injunction or regulatory restraint prohibiting such exercise, the Redemption Date will be extended until the fifteenth business day following the receipt of such approval or the lifting or elimination of such injunction or restraint. The Holder and the Company will use reasonable best efforts to obtain all such approvals and to cause any such injunctions or restraints to be lifted or eliminated as soon as practicable. If the Holder exercises the Warrant after the receipt of a notice of redemption from the Company, the Company will make a payment to compensate the Holder on an after-tax basis for the loss of the time value of money with respect to the income tax payable by the Holder as a result of the exercise of the Warrant prior to the Expiration Date.

     Adjustments. The number of Warrant Shares and the Exercise Price will be subject to adjustment in certain events occurring after October 30, 1998, including: (i) the payment by the Company of dividends and other distributions on the Common Stock in Common Stock, (ii) subdivisions, splits, combinations, reorganizations or reclassifications of the Common Stock, (iii) certain distributions to all holders of Common Stock of any of the Company's assets or shares of the Company's capital stock (other than Common Stock), debt or equity securities or evidences of indebtedness of the Company, or any options, rights or warrants to purchase any such securities, (iv) the issuance of shares of Common Stock or other securities convertible into or exchangeable or exercisable for shares of Common Stock for a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the then Fair Market Value per share of Common Stock (subject to certain exceptions), (v) the issuance of non-convertible and non-exchangeable preferred stock (or other debt or equity securities or evidences of indebtedness of the Company or options, rights or warrants to purchase any of such securities) for a price per share less than the then Fair Market Value per share of such preferred stock or other security at the time of issuance of such preferred stock or other security (excluding securities issued in transactions referred to in clause (iv) above), (vi) the repurchase by the Company of any shares of Common Stock or other debt or equity securities or evidences of indebtedness of the Company or options, rights or warrants to purchase any of such securities at a purchase price in excess of the Fair Market Value thereof, and (vii) certain other events that could have the effect of depriving a Holder of the Warrant of the benefit of all or a portion of the purchase rights evidenced by the Warrant.

     "Fair Market Value" as at any date of determination means, as to shares of Common Stock, if the Common Stock is publicly traded at such time, the average of the daily closing prices of a share of Common Stock for the ten consecutive trading days ending on the most recent trading day prior to the date of determination. If the shares of Common Stock are not publicly traded at such time, and as to all things other than Common Stock, Fair Market Value shall be determined in good faith by an independent nationally recognized investment banking firm selected by the Company and acceptable to the Holder and which shall have no other substantial relationship with the Company.

     In the case of certain consolidations or mergers of the Company, or the sale of all or substantially all of the assets of the Company to another person or entity, (i) the Warrant will thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which the Holder would have been entitled as a result of such consolidation, merger or sale had the Warrant been exercised immediately prior thereto; (ii) adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in the Warrant; (iii) effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, merger, conveyance, lease, transfer or otherwise so that the provisions set forth in the Warrant for the protection of the rights of the Holder shall thereafter continue to be applicable; and (iv) any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such securities, cash and other property.

     Reservation of Shares. The Company has authorized and reserved for issuance and will at all times reserve and keep available such number of shares of Common Stock as will be issuable upon the exercise in full of the Warrant. Such shares of Common Stock, when issued upon exercise of the Warrant, will be duly and validly issued, fully paid and non-assessable, free of preemptive and similar rights and free from all taxes, liens, charges, security interests and other encumbrances or restrictions on sale with respect to the issuance thereof.

     Registration Rights. Pursuant to the Registration Rights Agreement dated as of October 30, 1998 between the Company and First Data (the "Registration Rights Agreement"), the Company has granted First Data certain rights to cause the Company to register under the Securities Act of 1933, as amended, the Common Stock purchased or to be purchased pursuant to the Investment Agreement and the Common Stock issuable upon exercise of the Warrant. The Company granted First Data two demand registrations and unlimited "piggyback" registration rights.

  Stockholders Agreement

     In addition, the Company and First Data entered into a Stockholders Agreement dated as of October 30, 1998 (the "Stockholders Agreement") with Messrs. Richard Rosenblatt, Mark Comer and Craig Pickering (the "Significant Stockholders"), each of whom is a beneficial owner of more than 5% of the outstanding Common Stock of the Company. Mr. Rosenblatt is also Chief Executive Officer and Chairman of the Company. The Stockholders Agreement provides that First Data will be entitled to representation on the Board of Directors proportional to its overall share of the Company's voting securities, which representation will not be less than, and will initially be set at, one representative. First Data has designated Mr. John F. Duncan to serve as its initial representative on the Company's Board of Directors. The Stockholders Agreement further provides that First Data will, prior to December 31, 1999, vote all of its voting stock in favor of the nominees to the Board of Directors designated by a majority of the members of the Board of Directors (excluding members who are affiliates of First Data or who were designated by First Data pursuant to the terms of the agreement) and that the Significant Stockholders will vote their securities in favor of, among other things, the nominees to the Board of Directors designated by First Data. The parties are also obligated to approve and adopt amendments to the Company's bylaws containing these and related provisions. Subject to certain exceptions, each party to the Stockholders Agreement will have certain rights of first refusal on the transfer of any Common Stock or warrants, options and convertible securities of the Company then outstanding by any other party to the agreement.

  Marketing Agreement

     The Company and First Data also entered into a Development and Marketing Agreement dated as of October 30, 1998 (the "Marketing Agreement") pursuant to which the Company and First Data will jointly market Internet commerce solutions to First Data's clients and their merchant businesses. The Marketing Agreement has an initial term of ten years and, unless terminated by either party, will be renewed for additional two-year terms thereafter. Under the terms of the Marketing Agreement, First Data is obligated to use its commercially reasonable efforts to offer the Company's e-commerce tools, e-commerce enabled Web sites and non-commerce enabled Web sites to all of its domestic alliances and to name the Company as a preferred e-commerce provider in such offers. Under the terms of the Marketing Agreement, the Company is obligated to use commercially reasonable efforts to promote First Data and its affiliates' merchant acquiring business to merchants which the Company has a relationship with now or in the future and to maintain the Stuff.com website as the primary shopping website of the Company and its affiliates. In addition, the Company is obligated to perform certain website development and operational services relating to the Company gateway, e-commerce tools, mall site, brochure sites, merchant sites and linking images resident thereon. The Marketing Agreement also requires the Company to maintain and upgrade, if necessary, the technology used in connection with the Stuff.com site and certain other mall sites to ensure that such technology is equal to or better than that of the top ten percent of all similar services.

     The foregoing summaries of certain terms of the Investment Agreement, the Warrant, the Stockholders Agreement, the Marketing Agreement and the Registration Rights Agreement do not purport to be complete and are qualified by reference to the actual agreements which have been filed as exhibits to the Company's Quarterly Report on Form 10-QSB for the period ended September 30, 1998. A copy of the Investment Agreement is attached as Annex A and the form of Warrant is attached as Annex B to this Proxy Statement.

NASDAQ APPROVAL REQUIREMENT

     The issuance by the Company of Common Stock is subject to stockholder approval pursuant to the rules of the NASD applicable to companies whose securities are traded on the Nasdaq SmallCap Market. Rule 4310(c)(25)(H)(i)d of the NASD (the "20% Rule") requires companies that are listed on the Nasdaq SmallCap Market to obtain stockholder approval prior to issuing common stock (or shares exercisable or convertible into common stock) in a transaction other than a public offering at a price less than the market value of the common stock, where the amount of common stock to be issued (or issuable upon exercise or conversion) is or will be greater than 20% of the common stock or voting power of the Company outstanding prior to the issuance.

     The initial purchase by First Data of 1,540,000 shares of Common Stock represented less than 20% of the outstanding Common Stock at the time of purchase. However, the proposed sale of an additional 460,000 shares of the Common Stock, when combined with the initial purchase, would represent greater than 20% of the outstanding Common Stock at the time of issuance. In addition, the exercise price of the warrant may be below the market price of the Common Stock at the time of its issuance or exercise. Because the shares of Common Stock are being issued in a transaction other than a public offering and because the Investment Agreement provides for (i) the issuance of an aggregate number of shares of Common Stock exceeding 20% of the outstanding Common Stock, (ii) the sale of 460,000 shares of Common Stock subsequent to stockholder approval at a price which may be below the current market price and (iii) the issuance of a warrant which may be exercised for shares of Common Stock at a price which may be below the current market price at the time of issuance or exercise, approval of the Proposal by the Company's stockholders is required under the 20% Rule.

     Pursuant to the Stockholders Agreement, Messrs. Rosenblatt, Comer and Pickering have agreed to vote all of their shares of capital stock in favor of the Proposal. As of January 4, 1999, Messrs. Rosenblatt, Comer and Pickering beneficially owned an aggregate of 3,933,333 shares of Common Stock, which represented 22.9% of the voting power at the special meeting.

     THE BOARD OF DIRECTORS BELIEVES THE PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL.

                                 OTHER MATTERS

     We do not know of any other matters to be presented at the Special Meeting other than those discussed in this proxy statement. If, however, other matters are properly brought before the Special Meeting, your proxies will be able to vote those matters in their discretion.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholder proposals for inclusion in the 1999 Proxy Statement must be received by August 18, 1999. In addition, if the Company has not received notice on or before November 1, 1999 of any matter a shareholder intends to propose for a vote at the 1999 Annual Meeting, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without a discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate matter on the proxy card. Any proposals must be mailed to iMALL, Inc., Attention: Secretary, 233 Wilshire Boulevard, Suite 820, Santa Monica, California 90401.

                                   By the order of the Board of Directors,

                                   /s/ Anthony P. Mazzarella

                                   Anthony P. Mazzarella
                                   Executive Vice President,
                                   Chief Financial Officer and Secretary

Santa Monica, California
January 11, 1999

                                    ANNEX A

                              INVESTMENT AGREEMENT

     This Investment Agreement (this "Agreement") dated as of October 30, 1998 is made by and between iMall, Inc., a Nevada corporation (the "Corporation"), and First Data Merchant Services Corporation, a Florida corporation ("Investor").

                                    RECITALS

     WHEREAS, the Corporation is in the business of developing Internet commerce concepts;

     WHEREAS, in order to finance the Corporation's continued growth, the Corporation desires to issue and sell to Investor, and Investor desires to purchase from the Corporation, an aggregate of two million (2,000,000) shares of the authorized and unissued shares of common stock of the Corporation, par value $.008 per share (the "Common Stock"); and

     WHEREAS, in order to provide additional incentive for the future cooperation of the Corporation and Investor, the Corporation desires to commit to the issuance to Investor and Investor desires to receive from the Corporation a warrant (the "Warrant") in the form set forth in Exhibit A to purchase an additional five million (5,000,000) shares of Common Stock subject to the satisfaction of certain performance objectives.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                             SALE OF COMMON SHARES

     1.1. Sale of Common Shares. Subject to the terms and conditions herein set forth and in reliance upon the representations and warranties of the Corporation set forth herein or in certificates delivered pursuant hereto, the Corporation agrees to issue, sell and deliver to Investor, free and clear of any liens, claims, charges and encumbrances whatsoever, except as set forth in the Stockholders Agreement (as defined below), and Investor agrees to purchase from the Corporation, the Common Shares (as defined below) for $7.00 per share in cash.

     1.2. Closing. (a) The closing of the sale and purchase (the "First Closing") of 1,540,000 shares of Common Stock (the "First Common Shares") shall be held at the offices of Sidley & Austin, One First National Plaza, Chicago, Illinois, at 3:30 p.m. local time, on October 30, 1998 or such other time, date and place as may be agreed to in writing by the Corporation and Investor (such time and date are herein called the "First Closing Date").

     (b) The closing of the sale and purchase (the "Second Closing") of 460,000 shares of Common Stock (the "Second Common Shares" and, together with the First Common Shares, the "Common Shares") shall be held at the offices of Sidley & Austin, One First National Plaza, Chicago, Illinois, at 10:00 a.m., local time, on the second business day following the day on which the last of the conditions set forth in Sections 4.3 and 4.4 shall have been fulfilled or waived (if permissible) or such other time, date and place as may be agreed to in writing by the Corporation and Investor (such time and date are herein called the "Second Closing Date").

     1.3. Delivery. (a) At the First Closing, the Corporation will issue and deliver to Investor, against the payment by such Investor of the aggregate purchase price of $10,780,000 by wire transfer of immediately available funds to an account which has been designated in writing by the Corporation, the First Common Shares, duly executed by the Corporation and registered in the name of Investor.

     (b) At the Second Closing, the Corporation will issue and deliver to Investor, against the payment by such Investor of the aggregate purchase price of $3,220,000 by wire transfer of immediately available funds to an account which has been designated in writing by the Corporation, the Second Common Shares, duly executed by the Corporation and registered in the name of Investor.

     (c) Unless otherwise specified by Investor, all of the First Common Shares shall be represented by a single certificate and all the Second Common Shares shall be represented by a single certificate.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

     The Corporation hereby represents and warrants to Investor as follows:

     SECTION 2.1. Organization, Qualifications and Corporate Power. The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed or qualified or in good standing would not in the aggregate have a Material Adverse Effect (as defined herein). The Corporation has the power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted. The Corporation has the corporate power and authority to execute, deliver and perform this Agreement, the Registration Rights Agreement between the Corporation and Investor in the form of Exhibit B attached hereto (the "Registration Rights Agreement"), the Stockholders Agreement in the form of Exhibit C attached hereto (the "Stockholders Agreement"), and the Marketing Agreement in the form of Exhibit D attached hereto (the "Marketing Agreement"), and to issue, sell and deliver the First Common Shares and, subject to the approval of the stockholders contemplated by Section 8.3, to issue, sell and deliver the Second Common Shares and to issue, sell, perform and deliver the Warrant and the Warrant Shares (as defined in the Warrant). The Corporation is in compliance in all material respects with all of the terms and provisions of the Corporation's Articles of Incorporation, as amended (the "Charter"), and the Corporation's By-laws (the "By-laws").

     SECTION 2.2. Authorization of Agreements, Etc. (a) The execution, delivery and performance by the Corporation of this Agreement, the Registration Rights Agreement, the Stockholders Agreement and the Marketing Agreement, and the issuance, sale, delivery and performance of the First Common Shares and, assuming the approval of the stockholders contemplated by Section 8.3, the Second Common Shares, the Warrant and the Warrant Shares, (i) have been duly authorized by all requisite corporate action, (ii) will not violate (v) any provision of law, (w) the rules of the Nasdaq Stock Market, (x) any order of any court or other agency of government, (y) the Charter or the By-laws, or (z) any provision of any indenture, agreement or other instrument to which the Corporation or any of its respective properties or assets is bound, (iii) will not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such order, indenture, agreement or other instrument, and (iv) will not result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Corporation except for such exceptions to clauses (ii)(z), (iii) and (iv) which, individually and in the aggregate, could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business, prospects or property of the Corporation and its subsidiaries, taken as a whole (a "Material Adverse Effect"), and which, individually and in the aggregate, could not reasonably be expected to have any adverse effect on the rights of Investor under this Agreement, the Stockholders Agreement, the Registration Rights Agreement, the Marketing Agreement and the Warrant.

     (b) The First Common Shares and, assuming the approval of the stockholders contemplated by Section 8.3, the Second Common Shares, the Warrant and the Warrant Shares, have been duly authorized and the Common Shares and the Warrant Shares, when issued in accordance with this Agreement or the Warrant, as applicable, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances, except as set forth in the Stockholders Agreement. The issuance, sale and delivery of the Common Shares, the

Warrant and the Warrant Shares are not subject to any preemptive right of stockholders of the Corporation or to any right of first refusal or other right in favor of any Person.

     SECTION 2.3. Validity. This Agreement has been duly executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by Investor, constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. Each of the Registration Rights Agreement, the Stockholders Agreement, the Marketing Agreement and the Warrant, when executed and delivered in accordance with this Agreement and assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a legal, valid and binding obligation of the Corporation, enforceable in accordance with their respective terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     SECTION 2.4. Authorized Capital Stock. (a) The authorized capital stock of the Corporation consists of 37,500,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, par value $.001 per share, of which 5,250,000 shares have been designated Series A 9% Convertible Preferred Stock (the "Series A Preferred Stock"). On October 30, 1998, 7,756,006 shares of Common Stock and 5,000,000 shares of Series A Preferred Stock will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The Series A Preferred Stock is the only series of Preferred Stock of the Corporation issued and outstanding. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Corporation are as set forth in the Charter and the Certificate of Designation of the Series A Preferred Stock and amendments thereto (the "Certificate of Designation"), and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in the Charter, Certificate of Designation or SEC Documents (as defined herein), (i) no subscription, warrant, option, convertible security, or other right (contingent or otherwise) to purchase or otherwise acquire equity securities of the Corporation from the Corporation or any of its subsidiaries is authorized or outstanding and (ii) there is no commitment by the Corporation to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Charter or the Certificate of Designation or as set forth in the SEC Documents, the Corporation has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. The Corporation does not know of any voting trusts or agreements, stockholders agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Corporation or any of its subsidiaries (whether or not any of them is a party thereto), except for this Agreement and the Stockholders Agreement. All of the outstanding securities of the Corporation have been issued in compliance in all material respects with all applicable Federal and state securities laws. Except for the Registration Rights Agreement, or as set forth in the SEC Documents or as set forth in Schedule 2.4 hereof, there are no agreements or understandings granting to any Person any right to cause the Corporation to effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of any shares of its capital stock.

     (b) The Corporation has reserved, and at all times from and after the date hereof will keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrant, sufficient shares of Common Stock to provide for the full exercise of the Warrant. The foregoing reservation of shares of Common Stock shall at all times assume that the Warrant will be exercisable into the maximum number of shares of Common Stock issuable upon such exercise.

     SECTION 2.5. SEC Documents. Except as set forth in Schedule 2.5(a) hereof, the Corporation has filed all documents required to be filed by it with the Securities and Exchange Commission (the "SEC") since January 1, 1996. As of their respective dates, all documents filed by the Corporation with the SEC since January 1, 1996 (the "SEC Documents") complied in all material respects with the requirements of the

Securities Act or the Exchange Act, as the case may be, and none of the SEC Documents included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Corporation included in the SEC Documents complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of the unaudited statements, as permitted by Form 10-QSB of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present the consolidated financial position of the Corporation and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). Except as set forth in the SEC Documents and Schedule 2.5(b) hereof, since January 1, 1998,
(i) there has been no change in the assets, liabilities or financial condition of the Corporation, except for changes in the ordinary course of business which individually or in the aggregate have not been materially adverse, and (ii) the condition (financial or otherwise), results of operations or business, prospects or property of the Corporation has not been materially adversely affected by any occurrence, state of facts or development, individually or in the aggregate, whether or not insured against.

     SECTION 2.6. Events Subsequent to January 1, 1998. Except as set forth in the SEC Documents and in Schedule 2.6, since January 1, 1998, the Corporation has not (i) issued any stock, bond or other security (except shares issued in connection with the exercise of employee stock options), (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business, (iii) declared or made any payment or distribution to equity holders or purchased or redeemed any share of its capital stock or other security, (iv) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens for current taxes not yet due and payable, except for mortgages, pledges or liens that do not exceed $50,000 in the aggregate, (v) sold, assigned or transferred any of its assets except in the ordinary course of business, or canceled any debt or claim, (vi) suffered any material loss of property or waived any right of substantial value whether or not in the ordinary course of business, (vii) made any material change to the Corporation's employee benefit plans, (viii) made any change in the Corporation's accounting principles and practices, (ix) made any material change in the manner of business or operations, (x) entered into any material transaction except in the ordinary course of business or as otherwise contemplated hereby or (xi) entered into any commitment (contingent or otherwise) to do any of the foregoing.

     SECTION 2.7. Litigation; Compliance with Law. Except as set forth in the SEC Documents and in Schedule 2.7, there is no (i) action, suit, claim, proceeding or investigation pending or, to the knowledge of the Corporation, threatened against the Corporation or its assets, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Corporation or (iii) governmental inquiry pending or, to the knowledge of the Corporation, threatened against or affecting the Corporation (including, without limitation, any inquiry as to the qualification of the Corporation to hold or receive any license or permit), and there is no basis for any of the foregoing which, in each case, could reasonably be expected to have a Material Adverse Effect. The Corporation is not in default with respect to any order, writ, injunction or decree known to or served upon the Corporation of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Corporation pending or threatened against others. The Corporation has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, except for such failures to comply which, individually and in the aggregate, would not have a Material Adverse Effect, and the Corporation has all necessary permits, licenses and other authorizations required to conduct its business in all material respects as conducted. To the knowledge of the Corporation, there is no existing rule, regulation or order, whether Federal or state, which would prohibit or restrict the Corporation from, or otherwise materially adversely affect the Corporation in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

     SECTION 2.8. Proprietary Information of Third Parties; Intellectual Property. (a) No third party has claimed in writing or, to the knowledge of the Corporation, has a valid basis to claim that any Person employed by or affiliated with the Corporation has (i) violated or is violating any of the terms or conditions of such Person's employment, non-competition or nondisclosure agreement with such third party, (ii) disclosed or is disclosing or utilized or is utilizing any trade secret or proprietary information or documentation of such third party or (iii) interfered or is interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested in writing information from the Corporation which could reasonably be interpreted to suggest that such a claim might be contemplated. To the knowledge of the Corporation, no Person employed by or affiliated with the Corporation has employed or proposes to employ, any trade secret or any information or documentation in violation of the proprietary rights of any former employer, and, to the knowledge of the Corporation, no Person employed by or affiliated with the Corporation has violated any confidential relationship which such Person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Corporation and there is no reason to believe there will be any such employment or violation. To the knowledge of the Corporation, none of the execution, delivery or performance of this Agreement, or the carrying on of the business of the Corporation as officers, employees or agents by any officer, director or key employee of the Corporation or the conduct or proposed conduct of the business of the Corporation will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such Person is obligated.

     (b) The Corporation owns or possesses all licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, Internet domain names, trade names, software, copyrights, manufacturing processes, formulae, trade secrets and know how (collectively, "Intellectual Property") necessary to the conduct of its business as conducted and, to the knowledge of the Corporation, as proposed to be conducted, and no claim is pending or, to the knowledge of the Corporation, threatened to the effect that the operations of the Corporation infringe upon, misappropriate, violate or conflict with the asserted rights of any other Person under any Intellectual Property. To the knowledge of the Corporation there is no valid basis for any such claim (whether or not pending or threatened). No claim is pending or, to the knowledge of the Corporation, threatened to the effect that any such Intellectual Property owned or licensed by the Corporation, or which the Corporation otherwise has the right to use, is invalid or unenforceable by the Corporation, and, to the knowledge of the Corporation, there is no basis for any such claim (whether or not pending or threatened). Except as set forth in Schedule 2.8 hereof, the Corporation has not granted or assigned to any other Person or entity any right to license or sell the software of the Corporation.

     SECTION 2.9. Title to Properties. The Corporation has good title to its properties and assets reflected on the balance sheet included in the Corporation's 10-QSB for the quarter ended June 30, 1998 (the "Balance Sheet") or acquired since the date of the Balance Sheet (other than properties and assets disposed of in the ordinary course of business since the date of the Balance Sheet), and all such properties and assets of the Corporation are, and at each of the First Closing and Second Closing will be, free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for or current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Corporation.

     SECTION 2.10. Taxes. (i) The Corporation has timely filed all Federal, state, county, local and foreign tax returns required to be filed by it except where failures to file such tax returns would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Corporation; (ii) all such tax returns are complete and accurate except where failures of such tax returns to be complete and accurate would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Corporation; (iii) the Corporation has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges that have become due or payable except where failures to pay such taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Corporation; (iv) the Corporation has withheld and collected all amounts required to be withheld from amounts owing to employees, creditors and third parties except where failures to withhold and collect such taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Corporation; (v) adequate reserves have been established for all taxes accrued but not yet payable except where failures to establish such reserves would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Corporation; (vi) no deficiency or adjustment of the Corporation's Federal, state, county, local or foreign taxes has been asserted or proposed, or is pending or threatened except where such deficiencies or adjustments did not or would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the Corporation; (vii) there are no tax liens outstanding against the assets, properties or business of the Corporation other than liens for current taxes not yet due and payable except where such liens would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Corporation; and (viii) the Corporation has never been a member of any "affiliated group" for federal income tax purposes, or any similar group for tax purposes, other than the group of which it is currently a member.

     SECTION 2.11. Status of Contracts. The Corporation and, to the knowledge of the Corporation, each other party thereto have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any lease, agreement or contract now in effect to which the Corporation is a party or by which it or its property may be bound nor is there or is there alleged to be any basis for termination thereof, other than for such exceptions to the foregoing, which, individually and in the aggregate, would not have a Material Adverse Effect.

     SECTION 2.12. Governmental Approvals. Subject to the accuracy of the representations and warranties of Investor set forth in Section 3.3, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Corporation of this Agreement, the Registration Rights Agreement, the Stockholders Agreement, the Marketing Agreement or the issuance, sale and delivery of the Common Shares, the Warrant and the Warrant Shares, other than filings to be made with the SEC in connection with the stockholders meeting contemplated by Section
8.3 and with respect to the Registration Rights Agreement, the registration of the shares covered thereby with the SEC and filings pursuant to state securities laws provided therein and those filings that may be required under any applicable state securities laws which filings shall be made in a timely fashion.

     SECTION 2.13. Disclosure. This Agreement does not contain any untrue statement of a material fact. The statements, documents, certificates or other items prepared and supplied by the Corporation with respect to the transactions contemplated hereby, taken together with the SEC Documents, do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein not misleading.

     SECTION 2.14. Brokers. Except as set forth in Schedule 2.14, the Corporation has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement for which the Corporation shall have any liability or responsibility.

     SECTION 2.15. Transactions with Affiliates. Except as disclosed in the SEC Documents and Schedule 2.15, no director, officer, employee or stockholder owning more than 5% of the outstanding capital stock of the Corporation, or member of the family of any such Person, or any corporation, partnership, trust or other entity in which any such Person, or any member of the family of any such Person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Corporation, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such Person, if in each case such transaction was required to be disclosed in such SEC Documents. The Corporation has terminated its relationship with Sierra Advertising and has no obligation to make any further payments in excess of $10,000 in the aggregate to, or obtain services from, Sierra Advertising.

     SECTION 2.16. Employees. To the knowledge of the Corporation, other than in connection with the closing of the seminar division, no officer or key employee of the Corporation has advised the Corporation, orally or in writing, that he or she intends to terminate employment with the Corporation during the 24 months succeeding the date hereof. The Corporation has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity and collective bargaining, and with the Employee Retirement Income Security Act of 1974, as amended, except for such failures to comply which, individually and in the aggregate, would not have a Material Adverse Effect.

     SECTION 2.17. Significant Customers and Suppliers. No customer or supplier which was significant to the Corporation during the last 12 months or is significant to its projected future results for the next 12 months, has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to it.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     Investor represents and warrants to the Corporation as follows:

     SECTION 3.1. Organization, Qualifications and Corporate Power. Investor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida. The Corporation has the corporate power and authority to execute, deliver and perform this Agreement, the Registration Rights Agreement, the Stockholders Agreement, and the Marketing Agreement, and to purchase and receive the Common Shares and the Warrant.

     SECTION 3.2. Authorization of Agreements, Etc. Investor has taken all corporate action necessary to authorize its execution and delivery of this Agreement, the Registration Rights Agreement, the Stockholders Agreement and the Marketing Agreement, its performance of the obligations thereunder, and its consummation of the transactions contemplated thereby. This Agreement has been executed and delivered by an authorized representative of Investor in accordance with such authorization. Assuming the due authorization, execution and delivery hereof by the Corporation, this Agreement constitutes the legal, valid and binding obligation of Investor, enforceable in accordance with its terms. Each of the Registration Rights Agreement, the Stockholders Agreement and the Marketing Agreement, when executed and delivered in accordance with this Agreement and assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a legal, valid and binding obligation of Investor, enforceable in accordance with their respective terms, except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     SECTION 3.3. Investment Representation. Investor is acquiring the Common Shares and will acquire the Warrant and Warrant Shares for Investor's own account and not with a view to reselling or distributing such securities in any transaction which would constitute a "distribution" within the meaning of the Securities Act. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the investment in the Common Shares and the Warrant. Investor understands that the Common Shares and, when issued, the Warrant and the Warrant Shares have not been registered under the Securities Act or any applicable state securities laws (collectively, the "Acts") and that the Corporation is relying upon exemptions from registration under the Acts based in part on Investor's representations under this Agreement, and that the Common Shares and, when issued, the Warrant and the Warrant Shares may not be resold without registration under the Acts or an exemption therefrom. Investor has had the opportunity to ask questions of, and receive answers from, the Corporation concerning the terms and conditions of the offering of the Common Shares and the Warrant and the Warrant Shares and to obtain additional information (including, without limitation, documents) about the Corporation and it has obtained such information. Investor is not an entity formed solely to make this investment. Investor is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

     SECTION 3.4. Brokers and Finders. No Person or entity acting on behalf or under the authority of Investor is or will be entitled to any broker's, finder's or similar fee or commission in connection with the transaction contemplated hereby.

                                   ARTICLE IV

                 CONDITIONS TO FIRST CLOSING AND SECOND CLOSING

     SECTION 4.1. Conditions to First Closing by Investor. The obligation of Investor to purchase the First Common Shares at the First Closing is subject to the fulfillment to the reasonable satisfaction of Investor at or prior to the First Closing of each of the following conditions:

          (a) Accuracy of Representations and Warranties. The representations and warranties of the Corporation contained in this Agreement or any agreement, instrument or certificate delivered pursuant hereto which are qualified as to materiality shall be true, correct and complete, and those representation and warranties which are not so qualified shall be true, correct and complete in all material respects, in each case, on and as of the First Closing Date, and the Corporation, with respect to the representations and warranties of the Corporation, shall have delivered to Investor a certificate of the President and Chief Financial Officer of the Corporation, dated the First Closing Date, to that effect.

          (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the First Closing Date shall have been performed or complied with in all material respects and the Corporation shall have delivered to Investor a certificate of the President and Chief Financial Officer of the Corporation, dated the First Closing Date, to that effect.

          (c) Qualifications. On or prior to the First Closing Date, all authorizations, approvals or permits of, or filings with, any governmental authority that are required prior to the First Closing in connection with the issuance of the First Common Shares and the consummation of the transactions contemplated by this Agreement shall have been duly obtained and shall be effective on and as of the First Closing Date.

          (d) Secretary's Certificate. At the First Closing, the Corporation shall have delivered to Investor copies of the Charter, certified by the Secretary of State of the State of Nevada, and copies of each of the following, in each case certified as of the First Closing Date by the Secretary of the Corporation:

              (i) the By-laws;

              (ii) resolutions of the Board of Directors of the Corporation, authorizing and approving, as appropriate, this Agreement and the transactions contemplated hereby, the execution, issuance, sale and delivery of the Common Shares and execution, issuance, sale, delivery and performance of the Warrant, and the execution, delivery and performance of the Registration Rights Agreement, the Stockholders Agreement, the Marketing Agreement and the transactions contemplated hereby and thereby; and

             (iii) the signatures and incumbency of the officers of the Corporation authorized to execute and deliver the documents to which the Corporation is a party.

          (e) Good Standing Certificates. At the First Closing, the Corporation shall have delivered to Investor a good standing certificate dated not more than five business days prior to the First Closing Date relating to the Corporation from the State of Nevada.

          (f) Consents. At the First Closing, the Corporation shall have delivered to Investor copies of all consents and approvals of third parties required under any licenses or agreements or otherwise in connection with the execution, delivery or performance by the Corporation of this Agreement or any of the other agreements or documents contemplated hereby.

          (g) Registration Rights Agreement. At the First Closing, the Corporation shall have executed and delivered to Investor the Registration Rights Agreement.

          (h) Stockholders Agreement. At the First Closing, the Corporation and the other parties thereto (other than Investor) shall have executed and delivered to Investor the Stockholders Agreement.

          (i) Marketing Agreement. At the First Closing, the Corporation shall have executed and delivered to Investor the Marketing Agreement.

          (j) Legal Opinion. At the First Closing, Latham & Watkins shall have delivered to Investor an opinion, dated the First Closing Date, addressed to the Investor and in the form attached hereto as Exhibit E.

          (k) Additional Documents. Investor shall have received such other documents, instruments, approvals or opinions as Investor may reasonably request.

     SECTION 4.2. Conditions to First Closing by the Corporation. The obligation of the Corporation to issue the First Common Shares at the First Closing is subject to the fulfillment to the reasonable satisfaction of Corporation at or prior to the First Closing of each of the following conditions:

          (a) Stockholders Agreement. At the First Closing, the Investor shall have executed and delivered to the Corporation the Stockholders Agreement.

          (b) Marketing Agreement. At the First Closing, the Investor shall have executed and delivered to the Corporation the Marketing Agreement.

     SECTION 4.3. Conditions to Second Closing by Investor. The obligation of Investor to purchase the Second Common Shares at the Second Closing is subject to the fulfillment to the reasonable satisfaction of Investor at or prior to the Second Closing of each of the following conditions:

          (a) Accuracy of Representations and Warranties. The representations and warranties of the Corporation contained in this Agreement or any agreement, instrument or certificate delivered pursuant hereto which are qualified as to materiality shall be true, correct and complete, and those representation and warranties which are not so qualified shall be true, correct and complete in all material respects, in each case, on and as of the Second Closing Date, and the Corporation, with respect to the representations and warranties of the Corporation, shall have delivered to Investor a certificate of the President and Chief Financial Officer of the Corporation, dated the Second Closing Date, to that effect.

          (b) Stockholder Approval. The issuance of the Second Common Shares, the Warrant and the Warrant Shares shall have been approved by the requisite vote of stockholders of the Corporation in accordance with the applicable Nasdaq Marketplace Rules.

          (c) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Second Closing Date shall have been performed or complied with in all material respects and the Corporation shall have delivered to Investor a certificate of the President and Chief Financial Officer of the Corporation, dated the Second Closing Date, to that effect.

          (d) Qualifications. On or prior to the Second Closing Date, all authorizations, approvals or permits of, or filings with, any governmental authority that are required prior to the Second Closing in connection with the issuance of the Second Common Shares and the consummation of the transactions contemplated by this Agreement shall have been duly obtained and shall be effective on and as of the Second Closing Date.

          (e) Secretary's Certificate. At the Second Closing, the Corporation shall have delivered to Investor copies of the Charter, certified by the Secretary of State of the State of Nevada, and copies of each of the following, in each case certified as of the Second Closing Date by the Secretary of the Corporation:

             (i) the By-laws;

             (ii) resolutions of the Board of Directors of the Corporation, authorizing and approving, as appropriate, this Agreement and the transactions contemplated hereby and the execution, issuance, sale and delivery of the Second Common Shares; and

             (iii) the signatures and incumbency of the officers of the Corporation authorized to execute and deliver the documents to which the Corporation is a party.

          (f) Good Standing Certificates. At the Second Closing, the Corporation shall have delivered to Investor a good standing certificate dated not more than five business days prior to the Second Closing Date relating to the Corporation from the State of Nevada.

          (g) Consents. At the Second Closing, the Corporation shall have delivered to Investor copies of all consents and approvals of third parties required under any licenses or agreements or otherwise in connection with the execution, delivery or performance by the Corporation of this Agreement or any of the other agreements or documents contemplated hereby.

          (h) Legal Opinion. At the Second Closing, Latham & Watkins shall have delivered to Investor an opinion, dated the Second Closing Date, addressed to the Investor and in the form attached hereto as Exhibit E.

          (i) Additional Documents. Investor shall have received such other documents, instruments, approvals or opinions as Investor may reasonably request.

     SECTION 4.4. Conditions to Second Closing by the Corporation. The obligation of the Corporation to issue the Second Common Shares at the Second Closing is subject to the fulfillment to the reasonable satisfaction of Corporation at or prior to the Second Closing of the following condition:

          (a) Stockholder Approval. The issuance of the Second Common Shares, the Warrant and the Warrant Shares shall have been approved by the requisite vote of stockholders of the Corporation in accordance with the applicable Nasdaq Marketplace Rules.

                                   ARTICLE V

                            REPORTING AND INSPECTION

     The Corporation hereby covenants and agrees:

     5.1. Confidential Information. Each party hereto agrees that it will keep (and will cause each of its affiliates and its and their respective directors, officers, employees, representatives, agents, advisors, consultants, counsel, external or internal auditors and independent contractors to whom disclosure may be made in connection with the negotiation and performance of this Agreement or any agreement entered into in connection with this Agreement to keep) in confidence all documents, materials and other information which it shall have obtained or will obtain regarding the other parties during the course of the negotiations leading to the execution of this Agreement (whether obtained before or after the date of this Agreement) or at any time at which Investor or any of its affiliates own Common Stock. Such documents, information and materials shall not be communicated to any third person (other than counsel, accountants or financial advisors of Investor, the Corporation, employees of Investor and the Corporation and their affiliates who have a need to know and any Alliance that has agreed to bound by the provision of this Section 5.1). Investor shall not use such documents, materials and other information in any manner competitive with the Corporation. The obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (i) is or becomes available to such party from a source other than another party, which source was not itself known to such party after due inquiry to be bound by a confidentiality agreement and was not known by such party after due inquiry to have received such information, directly or indirectly, from a person or entity so bound, (ii) is or becomes available to the public other than as a result of disclosure by such party or its agents, (iii) is required to be disclosed under applicable requirements of law or judicial or administrative process, but only to the extent it must be disclosed or (iv) such party reasonably deems necessary to disclose in connection with any judicial or arbitral proceeding to enforce any rights of such party under this Agreement or any agreement entered into in connection herewith or otherwise relating to the transactions contemplated hereby or thereby, but subject to cooperation with the other party to maintain the confidentiality of such disclosed information.

     SECTION 5.2. Certain Information. The Corporation will provide to Investor by telephone communication to a representative of Investor designated for this purpose (or, at the election of the Corporation, in writing):

          (a) promptly upon the occurrence thereof, notice of any material disputes with any significant customer or supplier or the occurrence of any other event which has had, or could reasonably be expected to have, a Material Adverse Effect;

          (b) promptly upon the Corporation's receipt of written notice thereof, written notice of (i) any material pending litigation affecting the Corporation or any of its subsidiaries, whether or not the claim is considered by the Corporation to be covered by insurance, and (ii) any material pending administrative or arbitration proceeding or investigation, or the receipt by the Corporation or any of its subsidiaries of any material notice or order from any regulatory body or agency having jurisdiction over the Corporation or any of its subsidiaries;

          (c) promptly upon the Corporation obtaining knowledge thereof, notice of (i) any change in the business or affairs of the Corporation or any of its subsidiaries which has had, or could have, a Material Adverse Effect;
     (ii) any breach of any of its covenants, representations or warranties set forth in this Agreement; and (iii) a default by the Corporation or any of its subsidiaries under any note, indenture, loan agreement, mortgage, lease, deed or other material agreement to which the Corporation or such subsidiary is a party or by which the Corporation or any such subsidiary is bound, which default constitutes a payment default or a default that entitles, or with notice or lapse of time or both would entitle, the holder of such note, indenture, loan agreement, mortgage, lease, deed or other agreement to accelerate the payment or other obligations of the Corporation or such subsidiary thereunder provided such acceleration would constitute a Material Adverse Effect; and

          (d) with reasonable promptness, such other data, reports and information as from time to time Investor may reasonably request and such data, press releases, reports and information as the Corporation or any of its subsidiaries may from time to time furnish to holders of its securities.

                                   ARTICLE VI

                              ADDITIONAL COVENANTS

     SECTION 6.1. Directors' Expenses. The Corporation shall reimburse each of its directors for the reasonable out-of-pocket expenses incurred by such director in attending meetings of the Board of Directors or any committee thereof and for otherwise fulfilling his fiduciary obligations as a director of the Corporation.

     SECTION 6.2. Directors' Meetings. The Corporation shall use its reasonable best efforts to cause meetings of its Board of Directors periodically but not less often than quarterly.

     SECTION 6.3. Indemnification. (a) The Corporation shall indemnify, defend and hold Investor and its directors, officers, employees, affiliates and agents (collectively, the "Indemnified Persons") harmless from and against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including, without limitation, interest, penalties, court costs and attorneys' fees (collectively, "Losses"), that any Indemnified Person shall incur or suffer, which arise, result from, or relate to (i) any breach or alleged breach of, or failure or alleged failure by the Corporation to perform, any of its representations, warranties, covenants or agreements in this Agreement the Warrant, the

Registration Rights Agreement, the Stockholders Agreement, or in any other agreement or any schedule, certificate, exhibit or instrument furnished or to be furnished by the Corporation hereunder or thereunder (other than the Marketing Agreement), or (ii) any claim, litigation, investigation or proceeding (whether or not such Indemnified Person is a party thereto) relating to the performance of this Agreement or any instrument, document or agreement executed or delivered in connection herewith (other than the Marketing Agreement); provided, however, that the indemnity under clause (ii) of this Section 6.3(a) shall not apply to any such Losses finally determined by a court of competent jurisdiction to have arisen from the recklessness or willful misconduct of such Indemnified Person. If the Corporation breaches any representation and warranty contained in Section
2.8 based upon the Corporation's infringement upon, misappropriation, violation or conflict with a third party's Intellectual Property, which Intellectual Property is used in the performance of the Corporation's obligations under the Marketing Agreement, the Indemnified Person shall have the right to require the Corporation to either (i) promptly license the right to use such Intellectual Property or (ii) promptly create Intellectual Property with substantially the same functionality.

     (b) If any indemnifiable claim by a third party is made against any Indemnified Person, such Indemnified Person shall promptly provide written notice to the Corporation of such claim; provided that the failure to give such notice shall not affect any rights of such Indemnified Person hereunder except to the extent the Corporation is materially prejudiced by such failure to give notice. By delivering written notice to such Indemnified Person within 15 days after receipt of such Indemnified Person's notice, the Corporation may, or upon written request of such Indemnified Person shall, assume the defense of such claim at its sole expense through counsel reasonably satisfactory to such Indemnified Person, provided that (i) the Corporation shall not permit any lien, encumbrance or other adverse charge upon any asset of such Indemnified Person,
(ii) the Corporation shall permit such Indemnified Person to participate in such settlement or defense through counsel selected by such Indemnified Person at such Indemnified Person's expense, and (iii) the Corporation shall agree to promptly reimburse such Indemnified Person for the full amount of its liability to the third party claimant provided such liability is indemnifiable under
Section 6.3(a). If the Corporation shall not have employed counsel to defend such claim or if such Indemnified Person shall have reasonably concluded (with the written advice of counsel) that the position of such Indemnified Person and the Corporation may be in conflict, the Corporation shall not have the right to direct the defense of any such claim on behalf of such Indemnified Person and the reasonable legal and other expenses incurred by such Indemnified Person shall be borne by the Corporation. Notwithstanding the foregoing, each Indemnified Person shall have the right to pay or settle any such claim provided in such event it shall waive its right to indemnity therefor by the Corporation.

     SECTION 6.4. No Solicitation. From and after the date hereof and through the date of the stockholders meeting contemplated by Section 8.3, the Corporation shall not, and shall use its reasonable best efforts to ensure that any of its directors, officers, employees, attorneys, financial advisors, agents or other representatives or those of any of its subsidiaries do not, directly or indirectly, solicit, initiate or encourage any competing offers, investments or transactions similar to the transactions contemplated hereby, which offers, investments or transactions would reasonably be considered inconsistent with or would materially delay the consummation of the transactions contemplated hereby, nor engage in or continue discussions or negotiations relating to any such offers, investments or transactions; provided, however, that the Corporation may engage in discussions or negotiations with, or furnish information concerning the Corporation and its properties, assets and business to (without, in each case, directly or indirectly soliciting, initiating or encouraging discussions or negotiations) any Person if the Board of Directors of the Corporation reasonably concludes in good faith after consultation with its outside counsel that the failure to take such action would be inconsistent with the fiduciary obligations of such Board of Directors under applicable law.

     SECTION 6.5. Use of Proceeds. The Corporation shall use the net proceeds received by the Corporation from the sale of the Common Shares solely for activities directly related to (i) the Stuff Site and the Mall Site (as such terms are defined in the Marketing Agreement), (ii) the Corporation's electronic commerce solutions, designed so as to benefit Investor, and (iii) such other purposes to which the Corporation and Investor agree in writing.

     SECTION 6.6. Sale of Common Stock. Without limiting the effect of Section 8.4, Investor shall use reasonable best efforts to ensure that it shall not transfer any of the Common Shares, the Warrant Shares or the Warrant to any Person or group which, to the knowledge of Investor, after due inquiry, owns, or as a result of such transfer would own, more than 5% of the outstanding Voting Securities or more than 5% of the Total Voting Power (as each is defined below) of the Corporation; provided that, the foregoing shall not prohibit Investor from making any transfer to: (i) any Significant Stockholder (as defined in the Stockholders Agreement) pursuant to the exercise by such Significant Stockholder of an Option (as defined in the Stockholders Agreement); (ii) any affiliate of Investor that agrees to be bound by the terms and provisions of Section 6.6,
Article VII and Section 8.4 of this Agreement and the Stockholders Agreement as though a party to such provisions or agreement, respectively; (iii) any Alliance that agrees to be bound by the terms and provisions of Section 6.6, Article VII and Section 8.4 of this Agreement and the Stockholders Agreement as though a party to such provisions or agreement, respectively; provided, however, that, subject to Section 3.1(a) of the Stockholders Agreement, such Alliance shall not be required to bind any of its affiliates to any of the provisions of this Agreement or the Stockholders Agreement; (iv) at any time after December 31, 1999, an offeror under any tender or exchange offer made pursuant to Section 14(d) of the Securities Exchange Act of 1934, as amended; or (v) at any time on or before December 31, 1999, an offeror under any tender or exchange offer made pursuant to Section 14(d) of the Securities Exchange Act of 1934, as amended, whose tender offer or exchange offer is recommended by the Board of Directors.

     SECTION 6.7. Exchange of Certificates. Upon surrender by any holder to the Corporation of any certificate or certificates evidencing any securities (including the Common Shares, the Warrant Shares and the Warrant), the Corporation at its expense will issue in exchange therefor, and deliver to such holder, new certificates, as the case may be, in such denomination or denominations as may be requested by such holder. Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any security issued by it and in case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Corporation, and in the case of any such mutilation, upon surrender and cancellation of such security, the Corporation at its expense will issue and deliver to any such holder a new security of like tenor, in lieu of such lost, stolen, destroyed or mutilated certificate.

                                  ARTICLE VII

                                   STANDSTILL

     SECTION 7.1. Certain Definitions. For purposes of this Agreement: (i) the term "beneficially own" (or any similar phrase) has the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended; (ii) the term "Voting Securities" shall mean any securities entitled to vote generally in the election of directors of the Corporation or its successors, securities convertible or exchangeable into or exchangeable for such securities and any rights or options to acquire any of the foregoing securities; (iii) the term "Voting Power" shall mean the power to vote generally in the election of directors (or Persons serving similar functions) of the Corporation or its successors; (iv) the term "Total Voting Power" shall mean the total combined Voting Power of all Voting Securities then outstanding plus the prospective Voting Power of all Voting Securities issuable upon exercise of any options or warrants beneficially owned by the Investor or any of its Subsidiaries; (v) the term "Subsidiary", with respect to any Person, shall mean any corporation or other entity (a) of which a majority of the securities or other ownership interests generally having Voting Power to elect a majority of the board of directors or other individuals performing similar functions are at the time directly or indirectly owned by such Person or (b) as to which such Person directly or indirectly has the power to elect or designate such majority of the board of directors or such other individuals; provided, however, such term shall not include the Alliances (as defined in the Stockholders Agreement); (vi) the term "Person" shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization; and (vii) "Acquisition Proposal" means any proposed acquisition of Voting Securities representing more than 20% of the Total Voting Power, whether by business combination, tender or exchange offer, or otherwise, or the proposed acquisition of all or substantially all the assets of the Corporation and its Subsidiaries, taken as a whole. A Person shall not be deemed to beneficially own securities held in a pension fund controlled by the Person. For the purpose of calculating the Total Voting Power during the

Warrant Term (as defined below), the Investor shall be deemed to beneficially own the Warrant. For purposes of this Article VII, the term "Affiliate" shall mean First Data Corporation and its Subsidiaries.

     SECTION 7.2. Acquisitions. Subject to Section 7.3, from the First Closing until the earlier of (i) the fifth anniversary of the First Closing or (ii) the third anniversary of the first date as of which the Investor and its Subsidiaries beneficially own Voting Securities representing less than 5% of the Total Voting Power, without the prior approval of a majority of the members of the Board of Directors of the Corporation who are not employees or officers of the Corporation or the Investor or any of their Subsidiaries or otherwise designated by Investor pursuant to the Stockholders Agreement, the Investor will not, and will cause each of its Subsidiaries and Affiliates (other than Alliances) not to, acquire any Voting Securities such that, after giving effect to such acquisition, the sum of (i) the Voting Securities beneficially owned by Investor, its Subsidiaries and its Affiliates (other than Alliances) and (ii) the Voting Securities owned by any Alliance which have been transferred to such Alliance by Investor or any of its Affiliates in compliance with Section 3.1(a) of the Stockholders Agreement represents more than 39.9% of Total Voting Power; provided, however, that the provisions of this Section 7.2 shall not require the Investor, any of its Subsidiaries or Affiliates or any Alliance to sell or otherwise dispose of Voting Securities representing more than 39.9% of Total Voting Power (such Voting Securities representing Voting Power in excess of 39.9% of Total Voting Power, "Excess Voting Securities") to the extent that such Voting Securities constitute Excess Voting Securities as a result of a repurchase or other retirement of Voting Securities by the Corporation or any of its Subsidiaries or as a result of purchases made by the Investor, its Subsidiaries and Affiliates or any Alliance during any period in which the restrictions contained in this Section 7.2 were suspended pursuant to Section 7.3(b) (irrespective of any subsequent reinstatement thereunder).

     SECTION 7.3. Suspension; Termination. (a) In the event that the Corporation enters into a written agreement pursuant to which an Acquisition Proposal is to be effected, then the restrictions set forth in Section 7.2 shall thereupon terminate.

     (b) In the event that any Person (other than the Investor or any of its Subsidiaries or Affiliates or any Person acting on behalf of or in participation with any of the foregoing) commences a tender or exchange offer that, if fully consummated, would result in such Person, together with such Person's Subsidiaries, or any other Person acting on behalf of or in participation with such Person or its Subsidiaries, becoming the beneficial owner of Voting Securities representing more than 20% of the Total Voting Power, then the restrictions set forth in Section 7.2 shall thereupon be suspended (and during such period of suspension be of no force and effect). If, upon the expiration of such tender or exchange offer, the Person making such tender or exchange offer does not acquire an amount of Voting Securities sufficient to make the provisions of paragraph (c) of this Section 7.3 applicable, then such restrictions shall thereupon be reinstated, subject to further suspension or reinstatement in the event of the occurrence of further events described in the preceding sentence or this sentence, respectively.

     (c) In the event that it is publicly announced or the Investor or the Corporation shall become aware (in which case it shall promptly notify the other) that any Person (other than the Investor or any of its Subsidiaries or Affiliates or any Person acting on behalf of or in participation with any of the foregoing), together with such Person's Subsidiaries, or any other Person acting on behalf of or in participation with such Person or its Subsidiaries, has become the beneficial owner of Voting Securities representing more than 20% of the Total Voting Power, then the restrictions set forth in Section 7.2 shall thereupon terminate.

                                  ARTICLE VIII

                                    WARRANT

     SECTION 8.1. Issuance of Warrant. As additional consideration for entering into this Agreement, subject to Section 8.3, the Corporation shall issue the Warrant to Investor on the terms and subject to the conditions provided herein.

          (a) Certain Definitions. For purposes of this Agreement: (i) "Beta Test" shall mean the successful testing of the systems and technologies provided by the Corporation to logistically support the Mall (as defined in the Marketing Agreement) as reasonably determined by Investor;
     (ii) "Electronic Commerce Tools" shall have the meaning set forth in the Marketing Agreement; (iii) "Mall Tenant" shall have the meaning set forth in the Marketing Agreement; (iv) "Subscribers" shall mean all Mall Tenants that Investor and any of its affiliates or Alliances participated in soliciting; and (iv) "Warrant Term" shall mean the term beginning on the Closing Date and ending on the earlier of (A) the second anniversary of the date of completion of the Beta Test and (B) the date of issuance of the Warrant.

          (b) If, at any time during the Warrant Term, the Corporation has either (i) 25,000 Subscribers using Electronic Commerce Tools or (ii) 50,000 Subscribers for any product, then the Investor shall be entitled to issuance of the Warrant. Within five business days after the number Subscribers shall have been determined and such determination shall have become final and binding pursuant to Section 8.2, if the Investor is entitled to issuance of the Warrant pursuant to the preceding sentence, the Corporation shall deliver the Warrant to Investor duly executed by the Corporation and registered in the name of Investor.

          (c) At the time of issuance, the Warrant shall entitle the holder thereof to purchase 5,000,000 shares of Common Stock at an exercise price of $17.00 per share; provided, however, that if the Warrant had been issued on the First Closing Date with such terms and prior to the time at which it is actually issued pursuant to Section 8.1(b) the number of shares of Common Stock covered by the Warrant, the exercise price per share or the type of securities deliverable upon exercise of the Warrant would have been adjusted or changed pursuant to the terms of the Warrant, then the Warrant shall be issued with such adjusted or changed terms.

     SECTION 8.2. Determination of Subscribers. (a) Not later than 45 days following the end of each calendar quarter during the Warrant Term and at the end of the Warrant Term, the Corporation shall deliver to Investor a certificate (each such certificate being referred to as a "Preliminary Report") setting forth the Corporation's determination, with respect to such quarter (or, as applicable, as of the final date of the Warrant Term), the number of Subscribers using the Electronic Commerce Tools and the number of Subscribers for any product. Such certificate shall be accompanied by a system generated report, if available, and such other documentation reasonably available and necessary to establish the basis for the calculation thereof.

     (b) Following receipt of the Preliminary Report, Investor may review the same and, within 30 business days after the date of such receipt, may deliver to the Corporation a certificate setting forth any objections to the determinations set forth in the Preliminary Report, together with a summary of the reasons therefor and calculations which, in its view, are necessary to eliminate such objections. If Investor does not object within such 30 business day period, the determinations set forth in the Preliminary Report shall be final and binding on the Corporation and Investor.

     (c) If Investor timely objects within such 30-day period, the Corporation and Investor shall use their respective reasonable best efforts to resolve within 60 days after such timely objection by written agreement (the "Agreed Changes") any differences as to the determinations set forth in the Preliminary Report. If Investor and the Corporation so resolve any such differences, the determinations set forth in the Preliminary Report, as adjusted by the Agreed Changes, shall be final and binding on the Corporation and Investor.

     (d) If any objections timely raised by Investor are not resolved by the Agreed Changes within the 60-day period contemplated in Section 2.7(c), then the Corporation and Investor shall submit the objections that are then unresolved to Ernst & Young LLP or any independent accountants of nationally recognized standing in the United States reasonably satisfactory to Investor and the Corporation (the "Accounting Firm"). The Accounting Firm shall be directed by the Corporation and Investor to seek to resolve the unresolved objections as promptly as reasonably practicable and to deliver written notice to each of the Corporation and Investor setting forth its resolution of the disputed matters, and the determinations set forth in the Preliminary Report as adjusted by the Agreed Changes and such party's resolution of such objections shall be final and binding on the Corporation and Investor.

     (e) The parties hereto shall make available to the Corporation and Investor, and, if applicable, the Accounting Firm, as the case may be, such books, records and other information (including work papers) as any of the foregoing may reasonably request to prepare or review any Preliminary Report or any matters submitted to the Accounting Firm or system auditor, as the case may be.

     (f) The reasonable fees and expenses of the Accounting Firm shall be shall be divided equally between the Corporation and Investor.

     SECTION 8.3. Stockholder Meeting; Termination Fee. (a) The Corporation shall call a meeting of its the stockholders for the purpose of voting upon approval of the issuance of the Second Common Shares, the Warrant and the Warrant Shares (the "Share Issuance") to Investor pursuant to the terms of this Agreement in accordance with the Nasdaq Marketplace Rules. Such stockholders meeting shall be held no later than the later of (a) January 31, 1999 or (b) 45 days after the Corporation has cleared all comments made by the SEC on the proxy statement (the "Proxy Statement") filed by the Corporation with the SEC in connection with the vote contemplated by this Section 8.3 (the "Termination Date"). The Corporation shall, through its Board of Directors, recommend to the stockholders of the Corporation approval of issuance of the Warrant and shall not withdraw such recommendation.

     (b) The Corporation shall promptly prepare and file with the SEC the Proxy Statement; provided, however, the Corporation agrees to file a preliminary copy of the Proxy Statement with the SEC no later than December 11, 1998. The Corporation shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after such filing. As promptly as practicable after all of the SEC's comments on the Proxy Statement have been cleared, the Corporation shall mail the Proxy Statement to its stockholders.

     (c) If the stockholders of the Corporation fail to approve the Share Issuance prior to the Termination Date, then the Corporation shall pay to Investor, within five business days after written demand by Investor, the sum of
(i) $1,000,000 and (ii) the Spread Amount (as defined below) by wire transfer of immediately available funds. "Spread Amount" shall mean the product of (i) 460,000 and (ii) the difference, if positive, between (A) the Closing Price (as defined in the Warrant) on the last trading day prior to the Termination Date and (B) $7.00. The Spread Amount shall be equitably adjusted in the event of any reclassification, stock split or stock dividend with respect to the Common Stock, any change or conversion of the Common Stock into other securities of the Corporation or any other dividend or distribution with respect to the Common Stock prior to the Termination Date. Nothing contained in this Section 8.3(c) shall be deemed to limit any remedies available to Investor for any breach of this Agreement by the Corporation which such remedies shall be in addition to any amounts received by Investor pursuant to this Section 8.3(c); provided, however, Investor's damages for failure of the stockholders to approve the Share Issuance shall be limited to the amount provided for in the first sentence of this Section 8.3(c).

     SECTION 8.4. Non-Transferable Right. During the Warrant Term, Investor shall not transfer its rights pursuant to this Article VIII other than to an affiliate of Investor or to an Alliance.

                                   ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.1. Confidentiality. Neither the Corporation nor Investor shall make, nor allow their respective financial consultants, accountants or lawyers to make, without the prior written consent of the other, any release to the press or any other public disclosure concerning this Agreement, the Registration Rights Agreement, the Stockholders Agreement, the Marketing Agreement or the transactions contemplated hereby or thereby, except for disclosures made by the Corporation or Investor to their financial consultants, accountants or lawyers or such public disclosure as may be required under any applicable law, regulation or government order.

     SECTION 9.2. Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended only by a waiver of any rights of any such holders.

     SECTION 9.3. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, the consummation of any closing, and any investigation made at any time by or on behalf of Investor.

     SECTION 9.4. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Investor or holders of the Common Shares or the Warrant are also for the benefit of, and enforceable by, any subsequent holders.

     SECTION 9.5. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     SECTION 9.6. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.

     SECTION 9.7. Notices. Any notices required, desired or permitted to be given hereunder, shall be delivered personally, sent by overnight courier or mailed, registered or certified mail, return receipt requested, to the following addresses (or to such other address as each party may specify in a notice given hereunder) or transmitted by facsimile transmission (with such transmission promptly confirmed by writing delivered personally, by overnight courier or mailed as provided in this Section 9.7) and shall be deemed to have been received on the day of personal delivery, one business day after delivery to the overnight courier service, three business days after such mailing or, in the case of facsimile transmission, when received:

        If to Investor:
               First Data Merchant Services Corporation
           6200 South Quebec Street
           Englewood, Colorado 80111
           Attention: President
           Facsimile: (303) 488-8705

                              -and-

               First Data Merchant Services Corporation
           6200 South Quebec Street
           Englewood, Colorado 80111
           Attention: General Counsel
           Facsimile: (303) 889-6566

        with a copy in the case of a notice to Investor to:
               Sidley & Austin
           One First National Plaza
           Chicago, IL 60603
           Attention: Frederick C. Lowinger, Esq.
           Facsimile: (312) 853-7036

        If to the Corporation:
               iMall, Inc.
           233 Wilshire Boulevard
           Santa Monica, California 90401
           Attention: Richard M. Rosenblatt
           Facsimile: (310) 309-4100
        with a copy in the case of a notice to the Corporation to:
               Latham & Watkins
           633 West Fifth Street, Suite 4000
           Los Angeles, CA 90071
           Attention: Brian G. Cartwright, Esq.
           Facsimile: (213) 891-8763

     SECTION 9.8. Governing Law. The validity, meaning and effect of this agreement shall be determined in accordance with the laws of New York applicable to contracts made and to be performed in that state.

     SECTION 9.9. Final Agreement. This Agreement, together with those documents which are exhibits hereto, constitute the final agreement of the parties concerning the matters referred to herein and therein, and supersedes all prior and contemporaneous agreements and understandings.

     SECTION 9.10. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of Common Shares or the Warrant upon any breach or default of the Corporation under this Agreement, the Common Shares, the Warrant, the Registration Rights Agreement, the Stockholders Agreement, the Marketing Agreement, the Charter or the By-laws, or any other agreement contemplated hereby or thereby shall impair any such right, power or remedy of any such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any such holder of any provisions or conditions of this Agreement, the Common Shares, the Warrant, the Registration Rights Agreement, the Stockholders Agreement, the Marketing Agreement, the Charter, or the By-laws must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, under either this Agreement, the Common Shares, the Warrant, the Registration Rights Agreement, the Stockholders Agreement, the Marketing Agreement, the Charter or the By-laws or otherwise afforded to any holder of Common Shares or Warrant shall be cumulative and not alternative.

     SECTION 9.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and such counterparts together shall constitute one instrument.

     SECTION 9.12. Attorneys' Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the other party, in addition to any other relief ordered by the court.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 30th day of October, 1998.

                                          iMall, Inc.

                                               /s/ RICHARD M. ROSENBLATT
                                          --------------------------------------
                                          By: Richard M. Rosenblatt
                                          Title: Chairman and Chief Executive
                                          Officer

                                          First Data Merchant Services
                                          Corporation

                                                 /s/ RICHARD E. AIELLO
                                          --------------------------------------
                                          By: Richard E. Aiello
                                          Title: Senior Vice President

                                    ANNEX B

                                  iMALL, INC.

                     WARRANT FOR THE PURCHASE OF SHARES OF
                          COMMON STOCK OF iMALL, INC.

                  ISSUE DATE                     ,

WARRANT NO. W-1                                      [5,000,000]* WARRANT SHARES

     THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

     FOR VALUE RECEIVED, iMALL, INC., a Nevada corporation (the "Company"), hereby certifies that First Data Merchant Services Corporation, a Florida corporation, its successor or permitted assigns (collectively, the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, a number of the fully paid and non-assessable shares of Common Stock of the Company, par value $.008 per share (the "Common Stock"), equal to the Warrant Share Amount (as hereinafter defined) at a purchase price per share equal to the Exercise Price (as hereinafter defined).

     SECTION 1. Definitions. (a) The following terms, as used herein, have the following meanings:

     "Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

     "Articles of Incorporation" means the Articles of Incorporation, as amended, of the Company.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

     "Closing Price" on any day means: (1) if the shares of Common Stock then are listed and traded on a national securities exchange, the closing price on such day as reported by such national securities exchange on which the shares of Common Stock are listed and traded; (2) if the shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of The National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); or (3) if the shares of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and the lowest reported asked price on such day as reported by NASDAQ.

     "Common Share Equivalent" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security), and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

     "Common Stock" shall have the meaning set forth in the first paragraph hereof.

     "Company" shall have the meaning set forth in the first paragraph hereof.

---------------

* The actual number shall be subject to anti-dilution adjustment as provided in
  Section 8.1(c) of the Investment Agreement.

     "Convertible Securities" shall have the meaning set forth in Section 7(d).

     "Determination Date" shall have the meaning set forth in Section 7(f).

     "Exercise Price" means a price per Warrant Share equal to $[17.00]**.

     "Expiration Date" means 5:00 p.m., New York City time on October 30, 2003.

     "Fair Market Value" as at any date of determination means, as to shares of the Common Stock, if the Common Stock is publicly traded at such time, the average of the daily Closing Prices of a share of Common Stock for the ten (10) consecutive trading days ending on the most recent trading day prior to the date of determination. If the shares of Common Stock are not publicly traded at such time, and as to all things other than the Common Stock, Fair Market Value shall be determined in good faith by an independent nationally recognized investment banking firm selected by the Company and acceptable to the Holder and which shall have no other substantial relationship with the Company.

     "Holder" shall have the meaning set forth in the first paragraph hereof.

     "Options" shall have the meaning set forth in Section 7(d).

     "Person" means an individual, partnership, corporation, limited liability company, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "Warrant Share Amount" means [5,000,000 (Five Million)]*** shares of Common Stock as such number may be adjusted pursuant to Sections 7 and 9.

     "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

     SECTION 2. Exercise of Warrant. (a) Subject to the terms of Section 8, the Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall deliver to the Company this Warrant, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the number of Warrant Shares equal to the Warrant Share Amount (or, in the case of a partial exercise of this Warrant, a ratable number of such shares), notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

     (b) At the option of the Holder, the Exercise Price may be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. If the Holder requests the Company to permit a cashless exercise of the Warrant as provided for below in this paragraph (b) and the Company consents to such cashless exercise, then the Exercise Price may be paid in whole or in part by reducing the number of shares of Common Stock issuable to the Holder by a number of shares of Common Stock that have a Fair

---------------

 ** Subject to anti-dilution adjustment as provided in Section 8.1(c) of the Investment Agreement.

*** The actual number shall be subject to anti-dilution adjustment as provided in Section 8.1(c) of the Investment Agreement.

Market Value equal to the Exercise Price which otherwise would have been paid (so that the net number of shares of Common Stock issued in respect of such exercise shall equal the number of shares of Common Stock that would have been issuable had the Exercise Price been paid entirely in cash, less a number of shares of Common Stock with a Fair Market Value equal to the portion of the Exercise Price paid in kind). The Company shall pay any and all documentary, or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer involved in the issue or delivery of Warrants or Warrant Shares (or other securities or assets) in a name other than that in which the Warrants so exercised were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such transfer tax or has established, to the satisfaction of the Company, that such transfer tax has been paid.

     (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to Section 6 as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

     (d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall, subject to the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, transfer to the Holder of this Warrant appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 5, subject to any required withholding.

     SECTION 3. Restrictive Legend. Each certificate representing shares of Common Stock issued pursuant to this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant.

     SECTION 4. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. The Company hereby represents and agrees that all such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive or similar rights, except to the extent imposed by or as a result of the status, act or omission of, the Holder.

     SECTION 5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value thereof; provided, however, that, in the event that the Company combines or reclassifies the outstanding shares of its Common Stock into a smaller number of shares, it shall be required to issue fractional shares to the Holder if the Holder exercises all or any part of this Warrant, unless the Holder has consented in writing to such reduction and provided the Company with a written waiver of its right to receive fractional shares in accordance with this Section 5.

     SECTION 6. Transfer, Exchange or Assignment of Warrant. (a) Each taker and holder of this Warrant by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

     (b) Subject to the terms of the Investment Agreement, dated as of October 30, 1998, between the Company and First Data Merchant Services Corporation, the Stockholders Agreement, dated as of

October 30, 1998, among the Company, First Data Merchant Services Corporation, Richard M. Rosenblatt, Mark R. Comer and Craig R. Pickering, and the requirements of state and federal securities laws, the Holder shall be entitled, without obtaining the consent of the Company, to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons; provided, however, that unless such transfer is pursuant to an effective registration statement under the Securities Act, as a condition to any such transfer the Company shall be entitled to receive an opinion of counsel that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act and any applicable qualification requirements of any state securities laws. Purported transfers in violation hereof shall be void. Subject to the first sentence of this Section 6(b), upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

     (c) Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification or security reasonably required by the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     (d) The Company shall pay all expenses, documentary or similar issue taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder.

     SECTION 7. Anti-Dilution Provisions. So long as any Warrants are outstanding, the Warrant Share Amount shall be subject to change or adjustment as follows:

          (a) Common Stock Dividends, Subdivisions, Combinations. In case the Company shall (i) pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, (ii) subdivide or split the outstanding shares of its Common Stock into a larger number of shares, or (iii) combine the outstanding shares of its Common Stock into a smaller number of shares (which in the case of this clause (iii) shall not in any event be done without the express written approval of Holders of a majority of the outstanding Warrants, which approval shall not be unreasonably withheld), then in each such case the Warrant Share Amount shall be adjusted to equal the number of such shares to which the holder of this Warrant would have been entitled upon the occurrence of such event had this Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of shareholders entitled thereto. An adjustment made pursuant to this Section 7(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b) Reorganization or Reclassification. In case of any capital reorganization or any reclassification or similar transaction affecting the capital stock of the Company pursuant to a transaction not the subject of
     Section 9 below, this Warrant shall thereafter be exercisable for the number of shares of capital stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock or other transaction, as the case may be, by a holder of the number of shares of Common Stock into which this Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made for the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of capital stock or other securities or property thereafter deliverable upon the exercise of this Warrant. An adjustment made pursuant to this Section 7(b) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (c) Distributions of Assets or Securities Other than Common Stock. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of its capital stock (other than Common Stock), or other debt or equity securities or evidences of indebtedness of the Company, or options, rights or warrants to purchase any of such securities, cash or other assets, then in each such case the Warrant Share Amount shall be adjusted by multiplying the Warrant Share Amount immediately prior to the date of such dividend or distribution by a fraction, of which the numerator shall be the Fair Market Value per share of Common Stock at the record date for determining shareholders entitled to such dividend or distribution, and of which the denominator shall be such Fair Market Value per share less the Fair Market Value of the portion of the securities, cash, other assets or evidences of indebtedness so distributed applicable to one share of Common Stock. An adjustment made pursuant to this Section 7(c) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (d) Below Market Issuances of Common Stock and Convertible
     Securities. In case the Company shall issue Common Stock (or options, rights or warrants to purchase shares of Common Stock (collectively, "Options") or other securities convertible into or exchangeable or exercisable for shares of Common Stock (such other securities, collectively, "Convertible Securities")) at a price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Common Stock on the date such Common Stock (or Options or Convertible Securities), is sold or issued (provided that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such Common Stock (or Options or Convertible Securities) by a fraction, the numerator of which shall be
     (x) the sum of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Common Share Equivalents represented by all securities so issued multiplied by (y) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (x) the product of (A) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance and (B) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus, (z) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities; provided, however, that no adjustment shall be required in respect of issuances of Common Stock (or options to purchase Common Stock) pursuant to stock option or other employee benefit plans in effect on the date hereof, or approved by the Board of Directors of the Company after the date hereof. Notwithstanding anything herein to the contrary, (1) no further adjustment to the Warrant Share Amount shall be made upon the issuance or sale of Common Stock pursuant to (x) the exercise of any Options or (y) the conversion or exchange of any Convertible Securities, if in each case the adjustment in the Warrant Share Amount was made as required hereby upon the issuance or sale of such Options or Convertible Securities or no adjustment was required hereby at the time such Option or Convertible Security was issued, and (2) no adjustment to the Warrant Share Amount shall be made upon the issuance or sale of Common Stock upon the exercise of any Options existing on the original issue date hereof, without regard to the exercise price thereof. An adjustment made pursuant to this Section 7(d) shall become effective immediately after such Common Stock, Options or Convertible Securities are sold. This Warrant and all Warrants of like tenor shall be deemed not to be Options or Convertible Securities.

          (e) Below Market Distributions or Issuances of Preferred Stock or Other Securities. In case the Company shall issue non-convertible and non-exchangeable preferred stock (or other debt or equity securities or evidences of indebtedness of the Company (other than Common Stock or Options or Convertible Securities) or options, rights or warrants to purchase any of such securities) at a price per share (or other similar unit) less than the Fair Market Value per share (or other similar unit) of such preferred stock (or other security) on the date such preferred stock (or other security) is sold (provided that no sale of preferred stock or other security pursuant to an underwritten public offering shall be deemed to be for less than its Fair Market Value), then in each such case the Warrant Share Amount shall thereafter be adjusted by multiplying the Warrant Share Amount immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be the product of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (x) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (B) the Fair Market Value of a share of the Common Stock immediately prior to the date of such issuance minus
     (y) the difference between (1) the aggregate Fair Market Value of such preferred stock (or other security) and (2) the aggregate consideration received by the Company for such preferred stock (or other security). An adjustment made pursuant to this Section 7(e) shall become effective immediately after such preferred stock (or other security) is sold.

          (f) Above Market Repurchases of Common Stock. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer, private purchase or otherwise, any shares of Common Stock (or any Options or Convertible Securities) at a purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the earliest of (i) the date of such repurchase, (ii) the commencement of an offer to repurchase, or (iii) the public announcement of either (such date being referred to as the "Determination Date"), the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to such Determination Date by a fraction, the numerator of which shall be the product of (1) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date minus the number of Common Share Equivalents represented by the securities repurchased or to be purchased by the Company or any Subsidiary thereof in such repurchase and (2) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (x) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to the Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (y) the sum of (1) the aggregate consideration paid by the Company in connection with such repurchase and (2) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities.

          (g) Above Market Repurchases of Preferred Stock or Other
     Securities. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer, private purchase or otherwise, any shares of non-convertible and non-exchangeable preferred stock (or other debt or equity securities or evidences of indebtedness of the Company (other than Common Stock or Options or Convertible Securities) or options, rights or warrants to purchase any of such securities), at a purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the Determination Date, the Warrant Share Amount shall be determined by multiplying the Warrant Share Amount immediately prior to the Determination Date by a fraction, the numerator of which shall be the product of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and
     (ii) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (x) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (y) the difference between (1) the aggregate consideration paid by the Company in connection with such repurchase and
     (2) the aggregate Fair Market Value of such preferred stock (or other security).

          (h) Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 7 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, upon the written request of the Holder, the Company shall determine what adjustments, if any, are required to be made to the Exercise Price and/or the Warrant Share Amount on a basis consistent with the essential intent and principles established herein as a result of such event in order to preserve the purchase rights represented by this Warrant, which determination shall be made in good faith by the Board of Directors of the Company.

          (i) Readjustment of Warrant Share Amount. If (i) the purchase price provided for in any Option or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 7), or (ii) any Options or Convertible Securities shall have irrevocably terminated, lapsed or expired, the Warrant Share Amount then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Warrant Share Amount which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this paragraph (i)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this paragraph i)).

          (j) Exercise Price Adjustment. Upon each adjustment of the Warrant Share Amount pursuant to this Section 7, the Exercise Price shall thereafter be equal to an adjusted Exercise Price determined (to the nearest cent) by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Share Amount in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Share Amount in effect immediately after such adjustment.

          (k) Consideration. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received in respect thereof shall be deemed to be the amount received by the Company therefor, before deduction therefrom of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, before deduction of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          (l) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise.

          (m) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Warrant Share Amount pursuant to this
     Section 7, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (1) such adjustments and readjustments and (2) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

          (n) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 7, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holder is entitled to receive upon exercise thereof.

          (o) Notice of Adjustment. Upon the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Section 7, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal executive office and with its stock transfer agent or its warrant agent, if any, an officers' certificate showing the adjusted Warrant Share Amount determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president, chief financial officer or secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder or any Holder of a Warrant executed and delivered pursuant to Section 6(b) and the Company shall, forthwith after each such adjustment, mail a copy, by first-class mail, of such certificate to the Holder or any such Holder.

          (p) Payments in Lieu of Adjustment. The Holder shall, at its option, be entitled to receive, in lieu of the adjustment pursuant to Section 7(c) otherwise required thereof, on (but not prior to) the date of exercise of the Warrants, the evidences of indebtedness, other securities, cash, property or other assets which such Holder would have been entitled to receive if it had exercised its Warrants for shares of Common Stock immediately prior to the record date with respect to such distribution. The Holder may exercise its option under this Section 7(p) by delivering to the Company a written notice of such exercise simultaneously with its notice of exercise of this Warrant.

     SECTION 8. Redemption. (a) Subject to the other provisions of this Section 8, the Warrant may be redeemed, at the option of the Company, at any time at a redemption price equal to 0.266 shares of Common Stock (subject to adjustment as provided in paragraph (f) of this Section 8) per Warrant Share if, and only if, the Closing Price of a share of Common Stock for at least twenty (20) out of thirty (30) consecutive trading days ending not more than thirty (30) calendar days preceding the date on which notice of redemption is first given to the Holder shall have been at least $25.50 (subject to adjustment as provided in paragraph (f) of this Section 8; such amount, as so adjusted, being hereinafter referred to as the "Target Price").

     (b) If the Company is entitled to redeem this Warrant pursuant to paragraph
(a) of this Section 8 and desires to effect such redemption, it shall furnish (in accordance with Section 11) a notice of redemption to the Holder at least ninety (90) calendar days before the date fixed for redemption.

     (c) The notice of redemption shall specify (i) the redemption price, (ii) the date fixed for redemption, (iii) the place where this Warrant shall be delivered and the redemption price paid and (iv) that the right to exercise the Warrant shall terminate at 5:00 p.m. (New York time) on the Business Day immediately preceding the date fixed for redemption.

     (d) Any right to exercise the Warrant shall terminate at 5:00 p.m. (New York time) on the Business Day immediately preceding the date fixed for redemption.

     (e) If the Warrant has not been exercised prior to the date fixed for redemption, then on such date the Company shall deliver or cause to be delivered to or upon the written order of the Holder the shares of Common Stock constituting the redemption price. No surrender of this Warrant shall be required, which on and after the date fixed for redemption shall confer on the Holder no rights except the right to receive the redemption price.

     (f) If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock by one or more stock dividends or a stock split or a reverse stock split, the Target Price and the redemption price per Warrant Share shall be proportionately adjusted to reflect such event.

     (g) If, prior to the termination of exercisability of this Warrant pursuant to paragraph (d) of this Section, the Holder is not entitled to exercise all or any portion of this Warrant due to its failure to receive any third party approval or the existence of any injunction or regulatory restraint prohibiting such exercise (including, without limitation, any required clearance under the Hart-Scott-Rodino Antitrust Improvements Act), the date fixed for redemption shall automatically be deemed to be extended to a date that is the later of (i) the date fixed for redemption in the notice of redemption and (ii) the fifteenth business day following the receipt of such approval or the lifting or elimination of such injunction or restraint. The Holder and the Company shall use reasonable best efforts to obtain all such approvals and to cause any such injunctions or restraints to be lifted or eliminated as soon as practicable.

     (h) In the event the Holder exercises this Warrant after receipt of a notice of redemption sent pursuant to Section 8(b), then the Company shall make a payment (the "Lost Interest Payment") to compensate the Holder on an after-tax basis for the loss of the time value of money with respect to the aggregate income tax payable by the Holder as a result of the exercise of this Warrant prior to the Expiration Date. The Lost Interest Payment (including, without limitation, the amount needed to compensate the Holder on an after-tax basis) shall be calculated based on the following terms and assumptions (as well as any others upon which the Holder and the Company shall reasonably agree):

          (i) it shall be assumed that all income realized by the Holder is subject to federal, and all applicable state, local and other, taxation at the highest marginal rates in effect for the taxable year or period during which the exercise occurs;

          (ii) a 7% per annum interest rate (compounded quarterly) shall be used;

          (iii) the calculation shall be based on the period from and including the date of exercise of this Warrant through and including the Expiration Date; and

          (iv) the same amount of income would have been recognized if this Warrant had been exercised on the Expiration Date rather than on the date of exercise after receipt of a notice of redemption sent pursuant to
     Section 8(b).

If, prior to the Expiration Date, the Holder shall sell or otherwise dispose of (in a taxable transaction) all or a portion of the shares of Common Stock received upon an exercise after receipt of a notice of redemption sent pursuant to Section 8(b), then the Holder shall refund to the Company the allocable portion of the Lost Interest Payment.

     SECTION 9. Consolidation, Merger or Sale or Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, merger, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such securities, cash and other property. The provisions of this Section 9 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

     SECTION 10. Notices. Any notice, demand or delivery required or permitted by this Warrant shall be in writing and shall be given to the Holder or to the Company, as the case may be, at its address (or facsimile number) set forth below, or such other address (or facsimile number) as shall have been furnished to the party giving or making such notice, demand or delivery:

        If to the Company:    iMall, Inc.
                              233 Wilshire Boulevard
                              Santa Monica, California 90401
                              Attention: Richard M. Rosenblatt
                              Facsimile: (310) 309-4100

        with a copy to:       Latham & Watkins
                              633 West Fifth Street, Suite 4000
                              Los Angeles, CA 90071
                              Attention: Brian G. Cartwright, Esq.
                              Facsimile: (213) 891-8763

        If to the Holder:     First Data Merchant Services Corporation
                              6200 South Quebec Street
                              Englewood, Colorado 80111
                              Attention: President
                             Facsimile: (303) 488-8705

                                   -and-
                              First Data Merchant Services Corporation
                              6200 South Quebec Street
                              Englewood, Colorado 80111
                              Attention: General Counsel
                              Facsimile: (303) 889-6566

        with a copy to:       Sidley & Austin
                              One First National Plaza
                              Chicago, IL 60603
                              Attention: Frederick C. Lowinger, Esq.
                              Facsimile: (312) 853-7036

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy, or (ii) if given by any other means, when received at the address specified herein.

     SECTION 11. Rights of the Holder. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company, except as may be specifically provided for herein.

     SECTION 12. Governing Law. This Warrant and all rights arising hereunder shall be construed and determined in accordance with the internal laws of the State of Nevada and the performance thereof shall be governed and enforced in accordance with such laws.

     SECTION 13. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 14. Interpretation. When a reference is made in this Warrant to a Section, such reference shall be to a Section of this Warrant unless otherwise indicated. Whenever the words "include", "includes" or

"including" are used in this Warrant, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant. The definitions contained in this Warrant are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References to a person are also to its permitted successors and assigns and, in the case of an individual, to his heirs and estate, as applicable. If the Holder represents more than one Person, then wherever in this Warrant there is contemplated any authorization, direction or other action by the Holder such authorization, direction or other action shall be deemed to have been effected if the holders of Warrants (or portions of this Warrant) covering a majority of the Warrant Shares approve in writing such authorization, direction or other action.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of the date first above written.

                                          iMALL, INC.

                                          By:
                                            ------------------------------------
                                            Name: Richard M. Rosenblatt
                                            Title: Chairman and Chief Executive
                                              Officer

ATTEST:

By:

    --------------------------------------------------------
    Name: Anthony P. Mazzarella
    Title: Executive Vice President, Secretary/Treasurer and Chief Financial Officer

Acknowledged and Agreed:

First Data Merchant Services Corporation

By:

    --------------------------------------------------------
    Name: Richard E. Aiello
    Title: Senior Vice President

                       WARRANT EXERCISE SUBSCRIPTION FORM
               (TO BE EXECUTED ONLY UPON EXERCISE OF THE WARRANT
                 AFTER DELIVERY OF THE WARRANT EXERCISE NOTICE)

To: iMall, Inc.

     The undersigned irrevocably exercises the Warrant for the purchase of shares (the "Shares") of Common Stock, par value $.008 per share ("Common Stock"), of iMall, Inc. (the "Company") at an exercise price of
$     per Share and herewith makes payment of $          (such payment being
made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check or, if permitted by the terms of paragraph (b) of Section 2 of the Warrant, by the reduction of the number of shares of Common Stock that otherwise would be issued upon this exercise by the number of shares of Common Stock that have a value equal to such exercise price), all on the terms and conditions specified in this Warrant, surrenders this Warrant and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.
Date:                ,   .

                                          --------------------------------------
                                          (Name -- Please Print)

                                          --------------------------------------
                                          (Signature of Owner)

                                          --------------------------------------
                                          (Street Address)

                                          --------------------------------------
                                          (City)              (State) (Zip Code)
Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised portion of the Warrant evidenced by the within Warrant to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                            WARRANT ASSIGNMENT FORM

     FOR VALUE RECEIVED,                hereby sells, assigns and transfers unto
(the "Assignee"),

--------------------------------------------------------------------------------
                    (please type or print in block letters)

--------------------------------------------------------------------------------
                                                                (insert address)

its right to purchase up to           shares of Common Stock represented by this
Warrant and does hereby irrevocably constitute and appoint
Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature:
---------------------------------------------

                                    ANNEX C

                             STOCKHOLDERS AGREEMENT

     This Stockholders Agreement (this "Agreement") dated as of October 30, 1998 is made by and among Richard M. Rosenblatt, Mark R. Comer and Craig R. Pickering (collectively, the "Significant Stockholders"), First Data Merchant Services Corporation, a Florida corporation ("Investor") (each Significant Stockholder and Investor and each other person that may become a party hereto as contemplated hereby are hereinafter collectively referred to as the "Parties" and individually a "Party"), and iMall, Inc., a Nevada corporation (the "Corporation").

                                    RECITALS

     WHEREAS, the Corporation has authorized capital stock consisting of 37,500,000 shares of Common Stock, and 10,000,000 shares of Preferred Stock, having the respective rights and powers set forth in the articles of incorporation of the Corporation (as amended from time to time, the "Charter");

     WHEREAS, the Significant Stockholders in the aggregate are, on the date hereof, the legal and beneficial owners of approximately 58% of the issued and outstanding shares of Common Stock of the Corporation, none of the issued and outstanding shares of the Series A Preferred Stock of the Corporation and 7% of certain rights to purchase Common Stock calculated on a Fully Diluted Basis (as defined below);

     WHEREAS, Investor has agreed to purchase 2,000,000 shares of Common Stock of the Corporation pursuant to the Investment Agreement dated October 30, 1998 between Investor and the Corporation;

     WHEREAS, Investor and the Corporation have entered into a marketing agreement as of the date hereof; and

     WHEREAS, the Parties have agreed, among other things, to make certain provisions for the management of the Corporation and its subsidiaries, and to restrict the transfer of their Capital Stock.

     NOW, THEREFORE, in consideration of the covenants and agreements made herein, the Parties and the Corporation agree as follows:

                                   ARTICLE I

                             CERTAIN DEFINED TERMS

     1.1 Certain Terms. In addition to terms defined elsewhere in this Agreement, for purposes of this Agreement, except as otherwise set forth herein or the context otherwise requires. the following terms shall have the following meanings:

     "Affiliate" of a Party means, in the case of a Party who is a natural person, such Party's spouse, siblings, parents, descendants (including the issue of such Party or such Party's spouse, including any by adoption), such Party's estate and any trust entirely for the benefit of any one or more of such Party, such Party's estate, such Party's spouse, siblings, parents or descendants, and, with respect to any Party which is not a natural person, any other person which directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person.

     "Alliance" means any venture (in any form, including in corporate, partnership or limited liability company form) or contractual alliance now or hereafter entered into between Investor (or any of its Affiliates) and one or more third parties for the provision of any Merchant Acquiring Business services pursuant to an arrangement whereby Investor (or any of its Affiliates) shares the economic benefits of ownership of merchant contracts through profit sharing, revenue sharing, a royalty interest or otherwise.

     "Board of Directors" means the board of directors of the Corporation.

     "Capital Stock" means the Common Stock, the Preferred Stock (including, without limitation, the Series A Preferred Stock) and any other class of capital stock of the Corporation that may be outstanding from time to time.

     "Common Stock" means the Common Stock of the Corporation, par value $.008 per share.

     "Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options (including, without limitation, employee stock options), convertible securities or indebtedness, exchangeable securities or indebtedness, of other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event. For purposes of this Agreement, the number of Common Stock Equivalents shall be (i) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security), and (ii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date

     "Fully Diluted Basis" means, at any time, the then outstanding Common Stock owned by such person plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents owned by such person.

     "Fully Diluted Common Stock" means, at any time, the then outstanding Common Stock of the Corporation plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Investment Agreement" means the Investment Agreement dated as of October 30, 1998 between the Corporation and the Investor.

     "Market Price" means the average of the daily per share closing prices of a security for the 20 consecutive trading days immediately prior to the date of determination. The closing price for each day shall be the last sale price of such security on the national securities exchange on which such security is listed and principally traded or, if such security is not listed on any national securities exchange, as reported by The Nasdaq Stock Market, or, if not so reported by The Nasdaq Stock Market, the average of the high bid and low asked quotations for such security as reported by the National Quotations Bureau Incorporated or similar organization, or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected in good faith by a majority of the members of the Board of Directors, excluding therefrom any directors designated by the Transferor (or any Affiliate thereof).

     "Market Sale" means a proposed transfer of shares of Common Stock pursuant to which the shares are to be sold in the public market at the prevailing market price so that the price cannot be determined at the time of the Transferor's Notice. The date of determination for the Market Price shall be the date of the Transferor's Notice for such Market Sale.

     "Merchant Acquiring Business" means a business providing any of the following services or products to merchants with respect to Transaction Cards (as hereinafter defined): (i) the authorization and capture of transactions;
(ii) the submission of such transactions for interchange settlement or other settlement; (iii) the preparation of statements or reports based on such transactions, chargebacks and other exception items (including by electronic access); (iv) the provision of customer service or other back office services in respect of any of such transactions; (v) clearing and settlement services; (vi) enhancements or modifications to any of the foregoing services; and (vii) new services or products developed in support of merchants to allow such merchants to remain competitive in the Transaction Card industry

     "Preferred Stock" means the Preferred Stock of the Corporation, par value $.001 per share, in such series as may be designated by the Corporation from time to time.

     "SEC" means the Securities and Exchange Commission or any successor governmental agency.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Series A Preferred Stock" means the Series A 9% Convertible Preferred Stock of the Corporation, designated as a series of the Preferred Stock.

     "Subsidiary" means any corporation or other entity, a majority of whose capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is at the time held by the Corporation or any subsidiary thereof.

     "Transaction Card" means (a) a card used for credit or debit transactions,
(b) a private label or retail debit or credit card, (c) a stored value or other prepayment service card, or (d) an electronic coupon, electronic benefit card, or signature/security card used in connection with electronic financial transactions or other similar services,

     "Transfer Restricted Equivalents" means any Common Stock Equivalent other than the Warrant. For purposes of this Agreement, the number of Transfer Restricted Equivalents shall be (i) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security), and (ii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

     "Voting Stock" means any class of Capital Stock entitled to cast a vote in the election of directors of the Corporation. For purposes of this Agreement, the number of shares of Voting Stock outstanding shall be equal to the total number of votes which any outstanding share of Capital Stock is entitled to cast in the election of directors.

     "Warrant" means the Warrant to be issued to Investor pursuant to the Investment Agreement.

                                   ARTICLE 2

              MANAGEMENT OF THE CORPORATION AND CERTAIN ACTIVITIES

     2.1  Board of Directors.

     (a) The Parties and the Corporation hereby acknowledge and agree that, during the term of this Agreement, they shall use their respective reasonable best efforts to cause the Board of Directors to consist of (i) not less than seven and (ii) not more than ten members, with the following composition:

          (i) not less than (A) the Agreed Representative Number (as hereinafter defined) of directors designated in writing by Investor and (B) two directors who are current or former officers of the Corporation or any of its Subsidiaries and who are designated by a majority of the members of the Board of Directors (excluding members who are Affiliates of Investor or were otherwise designated by Investor); and

          (ii) not more than (A) the Agreed Representative Number of directors who are Affiliates of Investor and (B) two directors who are current or former officers of the Corporation or any Subsidiary.

The "Agreed Representative Number" shall be equal to the product, rounded to the nearest whole number, of (A) the total number of members of the Board of Directors and (B) a fraction with a numerator equal to the number of shares of Common Stock that Investor, its Affiliates and the Alliances ("Investor Group") own, on a primary basis, and a denominator equal to the number of shares of Voting Stock then outstanding; provided, however, that, so long as the Investor Group owns in the aggregate at least 1,000,000 shares of Common Stock or Common Stock Equivalents (the "Amount of Owned Equity"), the Agreed Representative Number shall be not less than one. The Amount of Owned Equity shall be equitably adjusted in the event of any reclassification, stock split or stock dividend with respect to the Common Stock, any change or conversion of the Common Stock into other securities of the Corporation or any dividend or distribution with respect to the Common Stock. Accordingly, immediately following the Closing of the Investment Agreement, the Board of Directors shall use its reasonable best efforts to amend the by-laws of the Corporation, take all necessary actions to increase the size of the Board of Directors, if necessary, cause two members of the Board of Directors who are current or former officers to resign and fill any vacancies created thereby with the Agreed Representative Number of persons designated in writing by Investor. The Parties and the Corporation thereafter agree to use their respective reasonable best efforts, including, but not limited to, the voting of Voting Stock of the Corporation owned by them or as to which they otherwise possess the power (directly or indirectly) to vote, required to cause the Board of Directors to at all times include the persons designated pursuant to Section 2.1(a). Unless otherwise agreed upon in writing by the Investor and the Corporation, the Corporation agrees that it shall cause the board of directors of all Subsidiaries of the Corporation to consist of the same members as of the Board of Directors. For purposes of this Agreement, only shares transferred to Alliances in accordance with Sections 6.6 and 8.4 of the Investment Agreement and Section 3.l(a) of this Agreement shall be deemed to be owned by any such Alliances.

     (b) In the event that any director (a "Withdrawing Director") designated pursuant to Section 2.1(a)(1) is unable or unwilling to serve, or once having commenced to serve, is removed or withdraws from the Board of Directors, such Withdrawing Director's replacement (the "Substitute Director") on the Board of Directors will be designated by the person entitled to designate such director pursuant to Section 2.1(a)(i); provided, however, that a director designated pursuant to Section 2.1(a)(i) may only be removed by the persons entitled to designate such director pursuant to Section 2.l(a)(i). The Corporation and each of the Parties agree to use their reasonable best efforts, including, but not limited to, the voting of Voting Stock of the Corporation, to cause the election of such Substitute Director as soon as practicable following such designation.

     (c) In the event Investor ceases to be entitled to designate a director or directors pursuant to this Agreement, the vacancy or vacancies resulting therefrom shall be filled by the directors or by the stockholders in the manner provided by applicable law. In the event Investor chooses not to designate any director or directors, such directorship or directorships shall not otherwise be filled and the size of the Board of Directors shall be correspondingly reduced until such time as Investor elects to designate a director or directors in accordance with this Agreement.

     (d) The Corporation and the Parties agree that no action shall be taken at any meeting of the Board of Directors unless each director shall receive at least one business day's notice of such meeting or shall waive such notice. The Corporation and each of the Parties agree to use their reasonable best efforts, including, but not limited to, the voting of Voting Stock of the Corporation, to prevent action from being taken without such notice unless such notice is waived by all of the members of the Board of Directors.

     (e) The Corporation and the Parties shall vote to approve and adopt amendments to the by-laws set forth in Exhibit A attached hereto and to take such other actions in furtherance of, and to give effect to, the agreements and provisions set forth in this Agreement and the Investment Agreement, and shall not vote to repeal or adopt any by-law or amendment to the Charter if such repeal or adoption is in violation of, or inconsistent with, such agreements or provisions, or take any other action in violation of, or inconsistent with, such agreements and provisions.

     (f) Upon the request of the person entitled to designate a director pursuant to Section 2.1(a)(i) to remove a director designated by such person, the Parties shall vote all of their Voting Stock (and all Voting Stock that they otherwise possess the power, directly or indirectly, to vote) in favor of the removal of such director. Except as contemplated by the Immediately preceding sentence, no Party shall vote its Voting Stock (or any Voting Stock that it otherwise possesses the power, directly or indirectly, to vote) in favor of the removal of a director nominated pursuant to Section 2.1(a)(i).

     (g) Prior to December 31, 1999, Investor shall vote all of its Voting Stock together with Voting Stock held by any Affiliate of Investor (and all Voting Stock that it otherwise possesses the power, directly or indirectly, to vote) in favor of the nominees to the Board of Directors designated by a majority of the members of the Board of Directors (excluding members who are Affiliates of Investor or who were designated by Investor pursuant to Section 2.1(a)(i)).

     2.2 Other Activities of the Parties; Fiduciary Duties. It is understood and accepted that the Parties and their Affiliates have interests in other business ventures which may be in conflict with the activities of the Corporation and its Subsidiaries and that, subject to applicable law, nothing in this Agreement shall limit the current or future business activities of the Parties, whether or not such activities are competitive with those of the Corporation and its Subsidiaries; provided, however, that the foregoing shall not limit Investor's obligation under Section 5.1 of the Investment Agreement. Nothing in this Agreement, express or implied, shall relieve any officer or director of the Corporation or any of its Subsidiaries, or any Party, of any fiduciary or other duties or obligations they may have to the Corporation's stockholders.

     2.3 Issuance of the Warrant. Each of the Significant Stockholders hereby agrees to attend each shareholder meeting of the Corporation, in person or by proxy, and to vote (or cause to be voted) all shares of Voting Stock, whether issued heretofore or hereafter, that such Party owns or has the right to vote, for approval of the issuance of the Second Common Shares (as defined in the Investment Agreement), the Warrant and the Warrant Shares (as defined in the Investment Agreement) to Investor. Each of the Significant Stockholders agrees not to grant any proxies or enter into any voting agreement or arrangement inconsistent with this Agreement.

     2.4 No Adverse Actions. The Corporation will not adopt any amendment to its Charter or by-laws or enter into or adopt any plans, agreements, arrangements or understandings which have the effect of materially impeding, preventing or prohibiting the Investor Group from beneficially owning, in the aggregate, 39.9% of the outstanding Voting Stock, such percentage to be calculated by dividing (i) the number of shares of Common Stock beneficially owned, on a Fully Diluted Basis, by the Investor Group, by (ii) the sum of the number of outstanding shares of Voting Stock plus the number of Common Stock Equivalents beneficially owned by the Investor Group. For the purpose of the preceding sentence only, during the Warrant Term (as defined in the Investment Agreement), Investor shall be deemed to beneficially own the Warrant. Each of the Parties agree to use their reasonable best efforts, including, but not limited to, the voting of Voting Stock of the Corporation, to prevent any such action from being taken by the Corporation.

     2.5 Preservation of Corporate Existence and Property. During the Warrant Term (as defined in the Investment Agreement), the Corporation shall preserve and maintain its corporate existence and its rights franchises and privileges.

     2.6 Increase in Employee Stock Options. Investor and each Significant Stockholder agree to vote in favor of a one-time 1,500,000 share increase in the number of options available under the Corporation's employee stock option plan.

                                   ARTICLE 3

                             TRANSFER OF SECURITIES

     3.1 Transfers. During the term hereof, no Party shall sell, transfer or otherwise dispose of, hypothecate or otherwise encumber (voluntarily or involuntarily) (any such sale, transfer, disposition, hypothecation or encumbrance being referred to as a "transfer") any Common Stock or Transfer Restricted Equivalents except as expressly permitted in this Section 3.1.

     (a) Investor or its permitted assigns may transfer shares of Common Stock or Transfer Restricted Equivalents and its rights hereunder to any subsidiary of First Data Corporation or to any Alliance; provided, however, that Investor shall first deliver to the Corporation the written agreement of such subsidiary or Alliance to be bound by the terms and provisions of this Agreement as though a Party; provided, further, that such Alliance shall not be required to bind any of its Affiliates to any of the provisions of this Agreement; provided, further, that any such Alliance shall be allowed to transfer to any of its Affiliates shares of Common Stock and Transfer Restricted Equivalents received from Investor or its Affiliates, if such Affiliate shall deliver to the Corporation the written agreement of such Affiliate to vote any such shares transferred in accordance with the provisions of Section 2.1 of this Agreement.

     (b) A Party may transfer up to 25,000 shares of Common Stock or Transfer Restricted Equivalents during each calendar quarter, subject to compliance with the requirements of the Securities Act.

     (c) Any Significant Stockholder may transfer Common Stock or Transfer Restricted Equivalents to any member of such Significant Stockholder's immediate family (including any spouse, parent grandparent, child or grandchild, whether by blood, marriage or adoption), any trust or trustee for the benefit of such person or any entity substantially all of the equity of which is directly or indirectly owned by the transferor and or one or more of the foregoing persons; provided, however, that such Significant Stockholder shall first deliver to the Corporation a written agreement of such person to be bound by the terms and provisions of this Agreement as though a Party. Any Significant Stockholder may also pledge to a lender in connection with a bona fide personal loan one-third of such Significant Stockholder's Common Stock; provided, however, such Significant Stockholder shall not pledge Common Stock with a market value in excess of $5,000,000 based on the Market Price of the Common Stock on the date of such pledge; provided, further, that so long as any such shares of Common Stock are pledged, such Significant Stockholder shall own at least twice as many shares of Common Stock as have been pledged.

     (d) No Party may transfer any shares of Common Stock or Transfer Restricted Equivalents except as provided in Section 3.l(a), (b), (c), (d) or (f). If a Party (the "Transferor") proposes to transfer any shares or Transfer Restricted Equivalents pursuant to this Section 3.1(d), the Transferor shall give written notice (the "Transferor's Notice") to the Corporation and the other Parties (the "Other Parties") that either it proposes to complete a Market Sale of any or all shares of such Party's Common Stock or it has received a bona fide written offer to purchase any or all shares of such Party's Common Stock or Transfer Restricted Equivalents and that such Party desires to transfer any or all of such shares or Transfer Restricted Equivalents. In the case of a Market Sale, the Transferor's Notice shall specify the number of shares of Common Stock to be transferred and the Market Price. In the case of all other proposed transfers pursuant to Section 3.1(d), the Transferor's Notice shall specify the proposed transferee thereof, all material terms of the proposed transaction, including the number of shares of Common Stock or Transfer Restricted Equivalents to be transferred and the amount and type of consideration to be received therefor and shall be accompanied by a copy of such bona fide offer. The shares or Transfer Restricted Equivalents proposed to be transferred as set forth in the Transferor's Notice (the "Transfer Securities") shall be subject to the following options:

          (i) The Transferor shall offer to sell (the "First Option") all such Transfer Securities to the Other Parties at the Market Price, in the case of a Market Sale, and at the same price per Transfer Security as to be paid by the proposed transferee (or at the cash equivalent as determined pursuant to this Section 3.1(d)(i)), in all other cases. To the extent the consideration to be paid by the proposed transferee consists of assets other than cash, the cash equivalent of such consideration shall be determined reasonably and in good faith by the Corporation. The cash equivalent determination required by the preceding sentence, in any particular instance, shall be made in good faith by the Board of Directors, excluding therefrom any directors designated by the Transferor or the proposed transferee (or any Affiliate thereof), who may be counted for quorum purposes but shall abstain from any such decision, utilizing any method and/or advisory assistance the Board of Directors deems appropriate, and the Corporation shall give the Transferor and the Other Parties written notice of such determination within twenty days after receipt of the Transferor's Notice. Each Other Party may purchase the number of Transfer Securities equal to the product of (A) the aggregate number of Transfer Securities and (B) a fraction with a numerator equal to the number of shares of Common Stock that such Other Party owns on a Fully Diluted Basis and a denominator equal to the number of shares of Common Stock owned in the aggregate, on a Fully Diluted Basis, by the Other Parties.

          (ii) If any of the Other Parties (A) fails to notify the Transferor within ten days after (i) receipt of the Transferor's Notice, if the consideration to be paid by the proposed transferee is solely cash; or (ii) receipt of notice of the determination by the Board of Directors of the cash equivalent of the consideration to be paid by the proposed transferee that it elects to accept the First Option or (B) by written notice rejects the First Option, in whole or in part, the Transferor shall offer to sell (the "Second Option") the Transfer Securities not so purchased by the Other Parties to the Corporation for cash at the same price as the First Option, and the Transferor shall promptly provide written notice thereof (the "Second Notice") to the Corporation and the Other Parties. The Second Option may be accepted by the Corporation by written notice delivered to the Transferor within the ten days after receipt of the Second Notice.

          (iii) If the Corporation (A) falls to notify the Transferor within ten days after receipt of the Second Notice that it elects to exercise the Second Option or (B) by written notice rejects the Second Option, in whole or in part, the Transferor shall offer to sell (the "Third Option") Transfer Securities not purchased pursuant to the First Option or the Second Option for cash at the same price as the First Option to the Other Parties which exercised the First Option in full, and the Transferor shall promptly provide written notice thereof (the "Third Notice") to the Corporation and the Other Parties. Such Other Parties may purchase the number of Transfer Securities as they shall mutually agree, or, in absence of such agreement, that number equal to the product of (A) the aggregate number of Transfer Securities remaining following the First Option and the Second Option and (B) a fraction with a numerator equal to the number of shares of Common Stock that such Other Party owns on a Fully Diluted Basis and a denominator equal to the number of shares of Common Stock owned in the aggregate, on a Fully Diluted Basis, by each Other Party which elects to exercise the Third Option, without reference to the number of shares of Common Stock owned by any Other Party not eligible or declining to exercise the Third Option. Each Other Party eligible to participate in the Third Option shall have ten days to provide written notice to the Transferor of its election to exercise the Third Option.

Unless, through exercise of the First Option, the Second Option or the Third Option (collectively, the "Options"), all the Transfer Securities proposed to be transferred in the Transferor's Notice are to be acquired by the Corporation and Other Parties, the Transferor may transfer any Transfer Securities covered by the Transferor's Notice which are not purchased by the Corporation or the Other Parties in the market, in the case of a Market Sale, and to the proposed transferee upon the terms of such transfer set forth in the Transferor's Notice, in all other cases; provided, however, that such transfer must occur no later than 60 days after the date the Transferor's Notice was received by the Corporation or five days after the expiration or termination of any waiting period applicable to such transfer pursuant to the HSR Act, whichever is later. If any of the Options is exercised, the Transferor shall transfer any such shares or Transfer Restricted Equivalents (free of all liens and encumbrances except this Agreement) to the respective purchasers thereof within 20 days after the date such offer is accepted by the Corporation and/or Other Parties, as applicable, against delivery by the purchasers of the consideration for such shares; provided, however, that, if the HSR Act is applicable to the Options, such date shall be extended to the date which is five days after the date the applicable waiting period expires or is terminated.

     (e) Other than transfers pursuant to Section 3.1(b), (c), or (f), or Market Sales pursuant to Section 3.1(d), no transfers of shares of Common Stock or Transfer Restricted Equivalents shall be made unless prior to the consummation thereof, the Party transferring such shares delivers to the Corporation in form reasonably acceptable to the Corporation a written agreement of the proposed transferee to become a Party and be bound by the terms hereof.

     (f) In the case of any tender or exchange offer made pursuant to Section 14(d) of the Securities Exchange Act of 1934, as amended, any Party shall be permitted (i) on or before December 31, 1999, to tender shares of Common Stock to the offeror if such tender offer or exchange offer is recommended by the Board of Directors and (ii) after December 31, 1999 to tender shares of Common Stock to the offeror whether or not the tender or exchange offer is recommended by the Board of Directors, provided that such Party complies with Section 3.1
(d), as modified as follows:

          (i) a Party may transfer its shares or Common Stock Equivalents only if the Transferor has delivered the Transferor's Notice not later than ten business days prior to expiration of such tender or exchange offer;

          (ii) in an exchange offer, when the Board of Directors is required to determine the cash equivalent of the consideration being offered, the value of securities which are publicly traded shall be deemed to be the Market Price of such securities on the date of the Transferor's Notice and the Board of Directors shall make such determination within two business days of receipt of the Transferor's Notice; and

          (iii) the time periods during which the Options may be exercised shall be reduced as follows: the First Option must be exercised within two business days of receipt of the Transferor's Notice, the Second Option must be exercised within two business days of receipt of the Second Notice, and the Third Option must be exercised not later than one business day prior to the date the tender or exchange offer is to expire.

     (g) Transfers pursuant to Sections 3.1(a) and 3.1(b) shall not be subject to Section 3.1(d). Any purported transfer of Common Stock or Transfer Restricted Equivalents by a Party which is not permitted by the foregoing provisions of this Section, or which is in violation of such provisions, shall be void and of no force and effect whatsoever.

     3.2 Certain Events Not Deemed Transfers. In no event shall any of the following constitute a transfer of shares or Transfer Restricted Equivalents for purposes of Section 3.1: an exchange, reclassification or other conversion of shares into any cash, securities or other property pursuant to (i) the terms of such security providing for exchange or conversion thereof, (ii) a merger, consolidation or recapitalization of the Corporation or any Subsidiary with any person or entity, or (iii) a sale or transfer by the Corporation or any Subsidiary of all or substantially all its assets to any person or entity.

                                   ARTICLE 4

                                  TERMINATION

     4.1 Termination. All provisions of this Agreement shall terminate (a) in respect of any Party, when such Party (and its Affiliates who acquired shares of Common Stock from such Party) no longer owns any Common Stock or Common Stock Equivalents following compliance with Section 3.1; and (b) in any event, upon the dissolution of the Corporation. The provisions contained in Article 3 of the Agreement shall terminate (a) if Investor and its Affiliates own in the aggregate less than 500,000 shares of Common Stock (which number shall be equitably adjusted in the event of any reclassification, stock split or stock dividend with respect to the Common Stock, any change or conversion of the Common Stock into other securities of the Corporation or any dividend or distribution with respect to the Common Stock) or (b) in any event, on October 30, 2008.

                                   ARTICLE 5

                                 MISCELLANEOUS

     5.1 Amendment. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of the Corporation, Investor and the holders of a majority of shares of Common Stock owned, on a Fully Diluted Basis, by the Significant Stockholders.

     5.2 Equitable Relief. The Parties and the Corporation recognize that the obligations imposed on them in this Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Parties hereto and the Corporation may have specific performance, injunction, injunctive or other equitable relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

     5.3 Assignment. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties and the Corporation. No such assignment shall relieve the assignor from any liability hereunder. No assignment hereof shall be effective until the Party making an assignment hereof delivers to the

Corporation an executed counterpart of this Agreement by the transferee or an agreement in writing executed by the transferee to be bound by the terms hereof to the same extent as if such transferee was a Party hereto.

     5.4 Shares Subject to this Agreement. All shares of Common Stock or Common Stock Equivalents now owned or hereafter acquired by any of the Parties shall be subject to the terms of this Agreement.

     5.5 Legend. (a) Certificates evidencing shares of Common Stock or Transfer Restricted Equivalents owned by the Parties shall bear a legend in substantially the following form:

     THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING RESTRICTIONS AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF OCTOBER 30, 1998, AS AMENDED FROM TIME TO TIME, AND THE INVESTMENT AGREEMENT, DATED OCTOBER 30, 1998, AS AMENDED FROM TIME TO TIME, A COPY OF EACH OF WHICH MAY BE OBTAINED FROM THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF WITHOUT COMPLIANCE WITH THE TERMS AND CONDITIONS OF SUCH AGREEMENTS.

     5.6 Notices. Any notice, demand or delivery required or permitted by this Agreement shall be in writing and shall be given to the specified party at its address (or facsimile number) set forth below, or such other address (or facsimile number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Corporation:            iMall, Inc.
                                  233 Wilshire Boulevard
                                  Santa Monica, California 90401
                                  Attention: Richard Rosenblatt
                                  Facsimile: (310) 309-4100
with a copy to:                   Latham & Watkins
                                  633 West Fifth Street, Suite 4000
                                  Los Angeles, CA 90071
                                  Attention: Brian G. Cartwright, Esq.
                                  Facsimile: (213) 891-8763
If to Investor:                   First Data Merchant Services Corporation
                                  6200 South Quebec Street
                                  Englewood, Colorado 80111
                                  Attention: President
                                  Facsimile: (303) 488-8705
                                  -and-
                                  First Data Merchant Services Corporation
                                  6200 South Quebec Street
                                  Englewood, Colorado 80111
                                  Attention: General Counsel
                                  Facsimile: (303) 889-6566
with copies to:                   Sidley & Austin
                                  One First National Plaza
                                  Chicago, IL 60603
                                  Attention: Frederick C. Lowinger, Esq.
                                  Facsimile: (312) 853-7036

If to Richard M. Rosenblatt, to:  Richard M. Rosenblatt
                                  549 El Medio
                                  Pacific Palisades, California 90272
If to Mark R. Comer, to:          Mark R. Comer
                                  1736 North Cherapple Drive
                                  Orem, Utah 84057
If to Craig R. Pickering, to:     Craig R. Pickering
                                  1208 E. Hobble Creek Drive
                                  Springville, Utah 84633

     5.7 Counterparts. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

     5.8 Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

     5.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     5.10 Entire Agreement. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof, and supersedes all prior agreements, discussions and understandings.

     5.11 Cumulative Rights. The rights of the Parties and the Corporation under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements, including the Investment Agreement.

     5.12 Severability. Should any particular provision of this Agreement be adjudicated to be invalid or unenforceable, such provision shall be deemed deleted and the remainder of the Agreement, nevertheless, shall remain unaffected and fully enforceable; further, to the extent any provision herewith is deemed unenforceable by virtue of its scope but may be made enforceable by limitation thereof, the parties hereto agree the same shall, nevertheless, be enforceable to the fullest extent permissible.

     5.13 No Waiver. No delay on the part of any party hereunder in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude other or further exercise thereof, or the exercise of any other right, power of privilege.

     5.14 Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     5.15 Attorneys Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the other party, in addition to any other relief ordered by the court.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          iMALL, INC.

                                          By: /s/ RICHARD ROSENBLATT

                                            ------------------------------------
                                            Name: Richard Rosenblatt
                                            Title:  [Illegible]

                                          FIRST DATA MERCHANT SERVICES
                                          CORPORATION

                                          By: /s/ RICHARD E. AIELLO

                                            ------------------------------------
                                            Name: Richard E. Aiello
                                            Title:  Senior Vice President

                                            /s/ RICHARD ROSENBLATT

                                            ------------------------------------
                                            Richard Rosenblatt

                                              /s/ MARK R. COMER

                                            ------------------------------------
                                            Mark R. Comer

STATE OF UTAH        D
COUNTY OF UTAH     C             ss.

     On this 29th day of October, 1998, personally appeared before me Mark R. Comer, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is signed above, and acknowledged to me that he signed it voluntarily and for its stated purpose.

                                          /s/ NATALIE R. GREEN

                                          --------------------------------------
                                          NOTARY PUBLIC

                                          NOTARY STAMP

                                          /s/ CRAIG R. PICKERING

                                          --------------------------------------
                                          Craig R. Pickering

STATE OF UTAH        D
COUNTY OF UTAH   C               ss.

     On this 29th day of October, 1998, personally appeared before me Craig R. Pickering, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is signed above, and acknowledged to me that he signed it voluntarily and for its stated purpose.

                                          /s/ NATALIE R. GREEN

                                          --------------------------------------
                                          NOTARY PUBLIC

                                          NOTARY STAMP

                                                                       EXHIBIT A

                                   ARTICLE 3A

              CERTAIN PROVISIONS CONCERNING THE BOARD OF DIRECTORS

     SECTION 3A.01. Effectiveness and Interpretation. (a) This Article 3A shall be in effect from the date of adoption of this Article 3A until First Data Merchant Services Corporation ("FDMS") and its permitted successors no longer have the right under Section 2.1 of the Stockholders Agreement (the "Stockholders Agreement") dated October 30, 1998 by and among Richard M. Rosenblatt, Mark R. Comer, Craig R. Pickering (collectively, the "Significant Stockholders"), FDMS and the corporation to designate as members of the board of directors the Agreed Representative Number (as defined in the Stockholders Agreement), at which time (the "Article 3A Termination Date"), the terms and provisions of this Article 3A shall, immediately and automatically terminate and no longer have any force or effect. Upon the termination of Article 3A pursuant to this Section 3A.01, the provisions of these bylaws other than Article 3A shall be the bylaws of the corporation until amended, modified or repealed in accordance with the terms hereof.

     (b) In the event of any conflict between the provisions of this Article 3A and any other provisions of these bylaws or, to the extent that any of the provisions of this Article 3A overlap with and/or are more specific or more restrictive than any other provisions contained in these bylaws, the provisions of this Article 3A shall govern.

     SECTION 3A.02. Representation on the Board of Directors. (a) The total authorized number of directors constituting the entire board of directors shall be determined by the board of directors acting without the participation of the FDMS Directors (as defined in Section 3A.06 below) and any other members of the board of directors who are affiliates of FDMS (or its permitted successors); provided, however, that such total authorized number of directors shall not be less than seven (7) nor exceed ten (10).

     (b) There are hereby established the following committees for designating persons as the nominees of the board of directors for election as directors and for filing director vacancies, as provided below: the FDMS Committee and the Company Committee (each, a "Nominating Committee"). The two Nominating Committees shall be comprised as follows: (i) the FDMS Committee shall be comprised exclusively of each of the FDMS Directors (as defined in Section 3A.06 below), (ii) the Company Committee shall be comprised of directors named by a majority vote of the board of directors excluding the FDMS Directors and any other members of the board of directors who are affiliates of FDMS (or its permitted successors). Except as otherwise provided in this Article 3A, the Nominating Committees shall exercise all power and authority of the board of directors with respect to designating persons as the nominees of the board of directors for election to, or appointing persons to fill vacancies on, the board of directors.

     (c) Prior to each meeting of the stockholders at which directors are to be elected, (i) the FDMS Committee shall designate the Agreed Representative Number of persons as nominees for election as directors and (ii) the Company Committee shall designate the Company Number of persons as nominees for election as directors. The Company Number shall equal the total authorized number of directors determined in accordance with Section 3A.02(a) of these bylaws minus the Agreed Representative Number.

     (d) At each meeting of the stockholders at which directors are to be elected, the officer of the corporation presiding at such meeting shall nominate, on behalf of the Nominating Committees, as directors the persons designated for nomination by the Nominating Committees in accordance with paragraph (c) above, and the nominations so made shall be deemed to be made at the direction of the Nominating Committees. At any meeting of stockholders at which directors are to be elected, neither the board of directors nor any committee thereof shall nominate or direct there to be nominated as a director any person not designated by one of the Nominating Committees.

     (e) In any FDMS Director is removed from the board of directors, resigns, retires, dies or otherwise cannot continue to serve as a member of the board of directors, then the FDMS Committee shall have the exclusive authority to appoint a person to fill such vacancy.

     (f) If any director who is one of the Company Number of directors is removed from the board of directors, resigns, retires, dies or otherwise cannot continue to serve as a member of the board of directors, then the Company Committee shall have the exclusive authority to appoint a person to fill such vacancy.

     SECTION 3A.03. Retirement/Removal of Directors.

     (a) The board of directors shall not request that a Special Meeting be called, at which meeting the removal of an FDMS Director from office is to be voted on, unless the board of directors has first determined, by the affirmative vote of at least a majority of the members of the entire board of directors and with the concurrence of a majority of the FDMS Committee, that there exists Cause (as defined in below) to remove such director from the board of directors.

     SECTION 3A.04. Actions by the Board. The board of directors shall not authorize or approve any recommendation to the stockholders to change the number of directors constituting the entire board of directors without the affirmative vote of each of the FDMS Committee and the entire board of directors.

     SECTION 3A.05. Amendment. Article 3A of these bylaws may not be altered, amended or repealed, nor may any provision inconsistent with Article 3A be adopted, except by a majority of the board of directors, with the approval of a majority of the FDMS Committee.

     SECTION 3A.06. Certain Definitions. The following terms as used in these bylaws shall have the following meanings:

     "Cause" means (i) willful and continued failure to substantially perform his or her duties to the corporation in accordance with his or her established position at the corporation, (ii) willful conduct which is significantly injurious to the corporation, monetarily or otherwise or (iii) conviction for, or guilty plea to, a felony.

     "FDMS Directors" means (i) each of the directors initially designated as such by the board of directors (as of the Effective Time) and (ii) each other director nominated or appointed by the FDMS Committee in accordance with this
Article 3A.

                                 FORM OF PROXY

                                  iMALL, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR SPECIAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Richard M. Rosenblatt and Anthony P. Mazzarella, and each of them, as proxies, with full power of substitution, to represent and vote all shares of Common Stock and all shares of Series A Convertible Preferred Stock of iMALL, Inc. (the "Company") which the undersigned would be entitled to vote at the Special Meeting of iMALL, Inc., to be held at the Miramar Sheraton Hotel, 101 Wilshire Boulevard, Santa Monica, California, on Friday, February 5, 1999, at 9 a.m., and at any adjournments thereof on Proposal 1 as I have specified and such other matters as may come before the meeting.

     You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the board of director's recommendations.

                                See Reverse Side

     [X] Please mark your votes as in this example.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     The Board of Directors recommends a vote FOR Proposal 1.

1. Approval of issuance of (A) 460,000 shares of the Company's common stock, (B) a warrant to purchase up to 5,000,000 shares (subject to certain antidilution adjustments) of the Company's common stock, and (C) the shares of the Company's common stock issuable upon the exercise of such warrant;
   [  ] FOR  [  ] AGAINST  [  ] ABSTAIN

     In the discretion of the proxies on any other matters that may properly come before the meeting or any adjournment thereof.

     Change of Address/Comments on reverse side  [  ]

     If more than one of the proxies listed on the reverse side shall be present at the meeting or any adjournment thereof, the majority of said proxies so present and voting shall exercise all of the powers conferred hereby.

     The undersigned hereby revokes any proxy heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that the proxies listed on the reverse side, or either of them, may lawfully do by virtue hereof.

------------------------  Date:                  ------------------------------   Dated:
       Signature          ---------------- ,        Signature if Held Jointly     ---------------- ,
                          1999                                                    1999

NOTE: Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).